Exhibit 99.1

2009 Investor Day Agenda

Presentation	Speaker	Start time
Opening Remarks	Jamie Dimon	8:30 a.m.

Firm Overview	Mike Cavanagh	8:45 a.m.

Home Lending	Charlie Scharf	9:00 a.m.

Commercial Banking	Todd Maclin	9:45 a.m.

Break		10:15 a.m.

Card Services	Gordon Smith	10:25 a.m.

Retail Banking	Charlie Scharf	11:30 a.m.

Lunch		12:00 p.m.

Asset Management	Jes Staley	1:15 p.m.

Investment Bank	Steve Black	1:45 p.m.

Break		2:20 p.m.

Derivatives	Bill Winters	2:35 p.m.

Closing Remarks and Q&A	Jamie Dimon	4:00 p.m.

FEBRUARY 26, 2009

FIRM OVERVIEW

Mike Cavanagh, Chief Financial Officer

Overview

FIRM OVERVIEW

•	Financial results

•	2008 net income of $6B on managed revenue of $73B

•	1Q09 QTD results are solidly profitable; outlook is roughly in line with Analyst expectations

•	Excellent franchises with great long-term prospects

•	Continuous, consistent investment in growth driving substantial increase in core earnings power

•	Fortress balance sheet – strong capital position, credit reserves and liquidity

•	Comments on Treasury & Securities Services

1

Excellent franchises position JPM well for the future

FIRM OVERVIEW

Investment Bank

•	Continue to rank #1 in four capital raising league tables for 2008[1]

•	Global Debt, Equity & Equity-related

•	Global Equity & Equity-related

•	Global Debt

•	Global Loan Syndications

•	Ranked #1 in Global Fees for 2008[2] with 8.8% market share

Retail Financial Services

•	#3 in deposit market share[3]

•	#3 in Mortgage Originations[4]

•	#3 in Mortgage Servicing[4]

•	#2 in Home Equity Originations[5]

•	#1 in Auto Finance (non-captive)[6]

Card Services

•	#1 U.S. Credit Card Issuer (by outstandings)[7]

•	#2 U.S. Merchant Acquirer (by acquiring volumes)[7]

•	#1 U.S. Visa Issuer (by # of cards)[7]

•	#2 U.S. MasterCard Issuer (by # of cards)[7]

Commercial Banking

•	Top 3 in Large Middle-market, Traditional Middle-market and Asset Based Lending[8]

•	#1 originator of multi-family loans in the U.S.[9]

•	#1 ranking in CB market penetration and lead share in 3 of the top 4 MSAs[10]

Treasury & Securities Services

•	#1 in ACH Originations[11]

•	#1 in US Dollar Treasury Clearing and Commercial Payments[12]

Asset Management

•	Largest manager of AAA-rated global liquidity funds[13]

•	Largest Hedge Fund manager[14]

Businesses operate stronger together than apart

[1]	Source: Thomson Reuters
[2]	Source: Dealogic
[3]

Source: SNL Corporation; market share data as of June 2008, updated for subsequent acquisitions for all banks through January 2009. Includes deposits in domestic offices (50 states and D.C.), Puerto Rico and U.S. Territories only and non-retail branches are not included

[4]	Source: Inside Mortgage Finance, 4Q08
[5]	Source: Inside Mortgage Finance, 3Q08
[6]	Source: Autocount (franchise), December 2008
[7]	Source: Nilson Reports. Merchant Acquirer data adjusted for dissolution of First Data JV
[8]	Loan Pricing Corporation, FY08
[9]	FDIC and OTS as of 9/30/08
[10]	TNS Market Study, 3Q08 YTD
[11]	FLmetrix’s
[12]	AsianInvestor, Global Pensions, Inter-national Custody and Fund Administration, The Asset
[13]	iMoneyNet, December 2008
[14]	Absolute Return Magazine, September 2008 issue

2

Consistently investing in revenue growth

FIRM OVERVIEW

•	Good underlying momentum in core business drivers propelling organic growth across businesses

Growth Drivers ($ in billions)

	2004	2005	2006	2007	2008		2004-2008 CAGR
Investment Bank
IB Fees ($mm)	$3,671	$4,096	$5,537	$6,616	$5,907		13%
Advisory ($mm)	939	1,263	1,659	2,273	2,008		21%
Equity and Debt Underwriting ($mm)	2,732	2,833	3,878	4,343	3,899		9%
Equity Markets ($mm)	1,704	1,998	3,458	3,903	3,611		21%
International Revenue ($mm)	5,985	6,648	9,232	10,005	9,684		13%
Retail Financial Services
Retail Banking Average Deposits	$171.8	$175.3	$189.9	$206.7	$244.6		9%
# of ATMs	6,650	7,312	8,506	9,186	14,568		22%
# of Branches	2,508	2,641	3,079	3,152	5,474		22%
# of Branch Bankers & Sales Specialists	8,388	10,281	11,187	13,755	21,486		27%
Credit Cards Originated in Branches	408,794	666,387	1,152,166	1,420,884	1,707,072		43%
Card Services
Average Outstandings	$128.8	$136.4	$141.1	$149.3	$162.9		6%
Charge Volume	$282.7	$301.9	$339.6	$354.6	$368.9		7%
Sales Volume	$218.1	$233.7	$267.6	$292.1	$309.7		9%
# of New accts opened (000’s)	9,697	11,362	15,870	16,152	14,910	[1]	11%

Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year

[1]	Excludes approximately 13 million credit card accounts acquired in the WaMu transaction

3

Consistently investing in revenue growth

FIRM OVERVIEW

Growth Drivers ($ in billions)

	2004	2005	2006	2007	2008	2004-2008 CAGR
Commercial Banking
IB Revenue, Gross[1] ($mm)	NA	$552	$716	$888	$966	21%
Liability Balances[2]	$62.6	$66.1	$73.6	$87.7	$103.1	13%
Loans	$46.3	$48.1	$53.6	$61.1	$82.3	15%
Treasury and Securities Services
Liability Balances[2]	$135.0	$154.7	$189.5	$228.9	$279.8	20%
Assets under Custody ($T)	$9.3	$10.7	$13.9	$15.9	$13.2	9%
Asset Management
Assets under Management	$791	$847	$1,013	$1,193	$1,133	9%
Loans[3]	$25.1	$26.6	$26.5	$29.5	$38.1	11%
Deposits	$38.6	$42.1	$50.6	$58.9	$70.2	16%

Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year

[1]	Represents total revenue related to investment banking products sold to Commercial Banking clients. CAGR is calculated for the period 2005-2008
[2]	Includes deposits and deposits swept to on-balance sheet liabilities
[3]	Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment

4

Substantial earnings power continues to grow

FIRM OVERVIEW

Pretax preprovision profit ($ in billions)

•	Solid earnings power helps counter impact of current economic environment

•	Organic earnings growth trajectory will continue; reap benefits when credit costs abate

5

Substantially increased loan loss reserves, maintaining strong coverage ratios

FIRM OVERVIEW

Loan Loss Reserves to Total Loans1,2 ($ in millions)

[1]	Excluding held-for-sale and loans at fair value
[2]

Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly no charge-offs and no allowance for loan losses has been recorded for these loans. If these loans were included, the loan loss reserve ratio at 4Q08 and 3Q08 would have been 3.18% and 2.56%, respectively

Loan Loss Reserves to NPLs3,4 ($ in millions)

[3]	Excluding held-for-sale and loans at fair value
[4]	Excludes purchased credit impaired loans accounted for under SOP 03-03 that were acquired as part of the Washington Mutual transaction

6

Naturally strong liquidity position across our businesses

FIRM OVERVIEW

•	Total deposits of $1.0T across retail and wholesale businesses

4Q08 Customer deposits versus loans ($ in billions)

Note: Line of business data reflects average balances. Firm data is end-of-period. The Firm total includes the remaining lines of businesses (IB and Card)

7

Fortress capital position

FIRM OVERVIEW

($ in billions)

	2006	2007	2008
Tier 1 Capital[1]	$81	$89	$136
Tangible Common Equity[2]	$63	$72	$81
Tier 1 Capital Ratio[1]	8.7%	8.4%	10.9%
Tangible Common Equity/RWA[2]	6.8%	6.8%	6.5%
Tangible Common Equity/Tangible Assets[2]	4.9%	4.8%	3.8%

Potential Stress Environment Impact

Extraordinary times call for extraordinary measures. We must necessarily be prepared to handle a highly stressed environment (although we are not predicting this)	• Assumes unemployment reaching 10%+ in 2009/2010 and HPI decline of 40% peak-to-trough • Capital levels maintained while credit reserves further strengthened

[1]	Estimated for 2008
[2]	See note 1 on slide 18

8

Treasury & Securities Services

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Revenue	$6,945	$8,134	17%
Treasury Services	3,013	3,555	18%
Worldwide Securities Svcs	3,932	4,579	16%
Expense	4,580	5,223	14%
Net Income	$1,397	$1,767	26%
Key Statistics
Avg Liability Balances ($B)[1]	$228.9	$279.8	22%
Assets under Custody ($T)	$15.9	$13.2	(17)%

Pretax Margin	32%	33%
ROE[2]	47%	47%

TSS Firmwide Revenue	$9,565	$11,081	16%
TS Firmwide Revenue	$5,633	$6,502	15%
TSS Firmwide Avg Liab Bal ($B)[1]	$316.7	$382.9	21%
EOP Equity ($B)	$3.0	$4.5

Leadership Positions

•	#1 in ACH Originations[3]

•	#1 in US Dollar Treasury Clearing and Commercial Payments[4]

•	Named top Global Custodian[5]

•	Received more than 110 best in class recognitions[6]

•	Named European Cash Management Provider of the Year[7]

•	Best Cash Management Specialist[8]

[1]	Includes deposits and deposits swept to on-balance sheet liabilities
[2]	Calculated based on average equity. Average equity was $3.8B and $3.0B for 2008 and 2007, respectively
[3]	Ernst & Young
[4]	FLmetrix’s
[5]	AsianInvestor, Global Pensions, International Custody and Fund Administration, The Asset
[6]	Global Custodian
[7]	International Custody, Fund Administration
[8]	The Asset

9

Strengths of Treasury & Securities Services

FIRM OVERVIEW

•	World class market leading franchise

•	Record 2008 net income of $1.8B has more than doubled since 2005

•	Truly global business

•	Approximately 50% of revenue is related to international businesses

•	High return, low capital intensity, scale advantages

•	Stable, annuity-like revenue stream - consistent growth in liability balances strongly linked to core cash and custody operating services

•	Significant client and platform leverage across the entire firm (IB, RFS, Card, CB AM, Corporate)

10

APPENDIX

FIRM OVERVIEW

11

Investment Bank

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Revenue	$18,170	$12,214	(33)%
Investment Banking Fees	6,616	5,907	(11)%
Fixed Income Markets	6,339	1,957	(69)%
Equity Markets	3,903	3,611	(7)%
Credit Portfolio	1,312	739	(44)%
Credit Costs	654	2,015	208%
Expense	13,074	13,844	6%
Net Income	$3,139	$(1,175)	NM
Key Statistics
Overhead Ratio	72%	113%
Comp/Revenue	44%	63%

ALL / Total Loans	2.14%	4.71%
NPLs ($mm)	$353	$1,175	233%

ROE[1]	15%	(5)%
VAR ($mm)[2]	$106	$202
EOP Equity ($B)	$21.0	$33.0

Leadership Positions

•	IFR Bank of the Year

•	Risk Bank Risk Manager of the Year

•	Continue to rank #1 in four capital raising league tables for 2008[3]

•	Global Debt, Equity & Equity-related

•	Global Equity & Equity-related

•	Global Debt

•	Global Loan Syndications

•	Ranked #1 in Global Fees for 2008[4] with 8.8% market share

[1]	Calculated based on average equity. Average equity was $26.1B and $21.0B for 2008 and 2007, respectively
[2]	Average Trading and Credit Portfolio VAR
[3]	Source: Thomson Reuters
[4]	Source: Dealogic

12

Retail Financial Services — Drivers

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Retail Financial Services
Net Income	$2,925	$880	(70)%
ROE[1]	18%	5%
EOP Equity ($B)	$16	$25
Retail Banking
Net Interest Income	$6,193	$7,659	24%
Noninterest Revenue	$3,763	$4,951	32%

Total Revenue	$9,956	$12,610	27%
Credit Costs	$79	$449	468%
Expense	$6,166	$7,232	17%
Net Income	$2,245	$2,982	33%
Consumer Lending
Net Interest Income	$4,333	$6,506	50%
Noninterest Revenue	$3,016	$4,404	46%

Total Revenue	$7,349	$10,910	48%
Credit Costs	$2,531	$9,456	274%
Expense	$3,739	$4,845	30%
Net Income	$680	$(2,102)	NM

Leadership Positions

•	#3 in deposit market share[2]

•	#3 in branch network[3]

•	#2 in ATMs[3]

•	#1 in Auto Finance (non-captive)[4]

•	#2 in Home Equity Originations[5]

•	#3 in Mortgage Servicing[6]

•	#3 in Mortgage Originations[6]

•	12.0% market share in Mortgage Originations[6]

[1]	Calculated based on average equity. Average equity was $19.0B and $16.0B for 2008 and 2007, respectively
[2]

Source: SNL Corporation; market share data as of June 2008, updated for subsequent acquisitions for all banks through January 2009. Includes deposits in domestic offices (50 states and D.C.), Puerto Rico and U.S. Territories only and non-retail branches are not included

[3]	Source: 4Q08 company reports
[4]	Source: Autocount (franchise), December 2008
[5]	Source: Inside Mortgage Finance, 3Q08
[6]	Source: Inside Mortgage Finance, 4Q08

13

Card Services (Managed)

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Revenue	$15,235	$16,474	8%
Credit Costs	$5,711	$10,059	76%
Expense	$4,914	$5,140	5%
Net Income	$2,919	$780	(73)%
Key Statistics Incl. WaMu ($B)
ROO (pretax)	3.09%	0.78%
ROE[1]	21%	5%
EOP Equity	$14.1	$15.0

Key Statistics Excl. WaMu ($B)
Avg Outstandings	$149.3	$155.9	4%
EOP Outstandings	$157.1	$162.1	3%
Charge Volume	$354.6	$361.1	2%
Net Accts Opened (mm)	$16.4	$14.4	(12)%
Managed Margin	8.16%	8.16%
Net Charge-Off Rate	3.68%	4.92%
30+Day Delinquency Rate	3.48%	4.36%

Industry Outstandings2 — 12/31/08

Note: Financial results are presented on a managed basis

[1]	Calculated based on average equity. Average equity was $14.3B and $14.1B for 2008 and 2007, respectively
[2]

Domestic GPCC O/S, Source: 4Q08 Company reports. Bank of America data for U.S. consumer and small business card has been estimated since that disclosure was discontinued starting Q3’08; Citi GPCC data has been estimated as it no longer breaks out GPCC receivables; Cap One new US Card segment data includes US Consumer Credit Card, Small Business Card and Installment loans

[3]	Chase market share data includes WaMu receivables

14

Commercial Banking

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Revenue	$4,103	$4,777	16%
Middle Market Banking	2,689	2,939	9%
Commercial Term Lending	—	243	NM
Mid-Corporate Banking	815	921	13%
Real Estate Banking	421	413	(2)%
Other	178	261	47%
Credit Costs	279	464	66%
Expense	1,958	1,946	(1)%
Net Income	$1,134	$1,439	27%
Key Statistics
Avg Loans & Leases ($B)	$61.1	$82.3	35%
Avg Liability Balances ($B)[1]	$87.7	$103.1	18%

Overhead Ratio	48%	41%
Net Charge-Off Rate	0.07%	0.35%

ALL / Average Loans	2.81%	3.04%

NPLs ($mm)	$146	$1,026	NM

ROE[2]	17%	20%
EOP Equity ($B)	$6.7	$8.0

Leadership Positions

•	Top 3 in Large Middle-market, Traditional Middle-market and Asset Based Lending[3]

•	#1 originator of multi-family loans in the U.S.[4]

•	#1 ranking in CB market penetration and lead share in 3 of the top 4 MSAs[5]

[1]	Includes deposits and deposits swept to on-balance sheet liabilities
[2]	Calculated based on average equity. Average equity was $7.3B and $6.5B for 2008 and 2007, respectively
[3]	Loan Pricing Corporation, FY08
[4]	FDIC and OTS as of 9/30/08
[5]	TNS Market Study, 3Q08 YTD

15

Asset Management

FIRM OVERVIEW

($ in millions)

	2007	2008	O/(U)
Revenue	$8,635	$7,584	(12)%
Private Bank	2,362	2,565	9%
Institutional	2,525	1,775	(30)%
Retail	2,408	1,620	(33)%
Private Wealth Management	1,340	1,387	4%
Bear Stearns Brokerage	—	237	NM
Credit Costs	(18)	85	NM
Expense	5,515	5,298	(4)%
Net Income	$1,966	$1,357	(31)%
Key Statistics ($B)
Assets under Management[1]	$1,193	$1,133	(5)%
Assets under Supervision[1]	$1,572	$1,496	(5)%

Average Loans[2]	$29.5	$38.1	29%
Average Deposits	$58.9	$70.2	19%

Pretax Margin	36%	29%
ROE[3]	51%	24%
EOP Equity	$4.0	$7.0

Leadership Positions

•	Largest manager of AAA-rated global liquidity funds[4]

•	Largest Hedge Fund manager[5]

•	% of AUM in 1st and 2nd Quartiles[6]

•	1 year = 54%

•	3 year = 65%

•	5 year = 76%

•	42% of customer assets in 4 & 5 star funds in 2008[7]

[1]	Reflects $15B for assets under management and $68B for assets under supervision from the Bear Stearns merger on May 30, 2008
[2]	Reflects the transfer commencing in 1Q07 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment
[3]	Calculated based on average equity. Average equity was $5.6B and $3.9B for 2008 and 2007, respectively
[4]	iMoneyNet, December 2008
[5]	Absolute Return Magazine, September 2008 issue
[6]	Quartile rankings sourced from Lipper for the U.S. & Taiwan; Micropal for the UK, Luxembourg, & Hong Kong; & Nomura for Japan
[7]	Derived from Morningstar for the U.S.; Micropal for the UK, Luxembourg, Hong Kong, & Taiwan; & Nomura for Japan

16

Corporate/Private Equity

FIRM OVERVIEW

Corporate/Private Equity Net Income ($ millions)

	2007	2008	O/(U)
Private Equity	$2,165	$(690)	NM

Corporate	(150)	1,458	NM

Merger-related items	(130)	(211)	NM

Net Income	$1,885	$557	(70)%

Private Equity Portfolio ($ in billions)

17

Notes on non-GAAP financial measures

FIRM OVERVIEW

This presentation includes non-GAAP financial measures

1.	Tangible Common Equity (“TCE”) as shown on slide 8, is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies.

2.	Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in the Annual Report on Form 10-K for the year ended December 31, 2007.

3.	All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.

18

FEBRUARY 26, 2009

HOME LENDING

Charlie Scharf, Retail Financial Services Chief Executive Officer

Agenda

HOME LENDING

1

Home lending portfolio

HOME LENDING

Outstandings as of 12/31/08 ($ in billions)

Portfolio	Total Loans	Chase	+	WaMu: Non-Credit- Impaired	=	Total: Non-Credit- Impaired	WaMu: Credit- Impaired
Home Equity	$154.1	$94.0		$20.3		$114.3	$39.8
Option ARM	50.6	—		9.0		9.0	41.6
Prime Mortgage	97.3	47.4		24.9		72.3	25.0
Subprime Mortgage	25.6	12.7		2.6		15.3	10.3

Total Portfolio	$327.6	$154.1		$56.8		$210.9	$116.7

•	Total outstandings ~$328B

•	Non-Credit-Impaired ~$211B (64%)

•	Credit-Impaired ~$117B (36%)

Notes: Credit impaired represents UPB not book value; excludes prime mortgage loans classified as held-for-sale

2

Home lending portfolio

HOME LENDING

Outstandings as of 12/31/08 ($ in billions)

Portfolio	Total Loans	Chase	+	WaMu: Non-Credit- Impaired	=	Total: Non-Credit- Impaired	WaMu: Credit- Impaired
Total Portfolio	$327.6	$154.1		$56.8		$210.9	$116.7

Loan Loss Reserve	$7.5	$6.6		$0.9		$7.5	NA

Fair Value Mark Remaining	$27.9	NA		NA		NA	$27.9

LLR as % of Loans	2.3%	4.3%		1.6%		3.6%	NA
Fair Value Mark % of Loans	NA	NA		NA		NA	24%

•	LLR against Non-Credit-Impaired

•	Fair Value Mark against Credit-Impaired - $88.8B net book value

Notes: Mark remaining as of Dec-08

3

WaMu home lending portfolio — overview

HOME LENDING

Outstandings as of 12/31/08 ($ in billions)

•	67% of WaMu portfolio Credit-Impaired

•	Fair Value Mark 24% of Credit-Impaired Balances

[1]	Percent markdown of credit impaired UPB at 12/31/08, Outstandings represent UPB not Book Value

4

WaMu home lending portfolio — key characteristics

HOME LENDING

Key Credit Statistics

•	Credit-Impaired includes majority of high risk assets

•	Non-Credit-Impaired has very low delinquency and no losses in 4Q08

5

WaMu home lending portfolio — loss sensitivities

HOME LENDING

Loss Sensitivities

Peak to Trough HPI[1]	(31)%	(36)%	(41)%

Remaining Lifetime Losses[2] From Sept 25, 2008	$30-36B	$32-38B	$34-40B

% Losses from Credit Impaired	94%	93%	92%

•	The initial mark reflects $32.5B2 of remaining life losses beyond September 25, 2008

•	We have not yet experienced losses beyond initial expectations

•	Additions to loan loss reserves would be required if and when delinquency and loss experience exceeds our initial expectations

[1]	Home Price Index, Moody’s/Economy.com Case-Shiller and JPMC Estimates
[2]	For the entire WaMu portfolio (both credit impaired and non-credit impaired)

6

NonCredit impaired portfolio performance

HOME LENDING

Key Credit Statistics

[1]	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the net charge-off rates

7

Agenda

HOME LENDING

In the following pages, primarily Heritage Chase statistics are shown to provide a clear picture of portfolio performance

8

Home equity performance

HOME EQUITY

30+ Delinquency Rate

•	Delinquencies continue to grow

•	Very low WaMu Non-Credit-Impaired delinquency - reduces overall rate

9

Home equity performance

HOME EQUITY

NCO $ Rate (annualized)

•	Losses continue to grow

•	No WaMu Non-Credit-Impaired losses through 4Q08 – reduces overall rate

10

Home equity losses — deposit customers by current CLTV

HOME EQUITY

2008 NCL Rate (annualized)

•	Deposit customers have significantly lower loss rates across all CLTV segments

Note: As ECLTV not available on charge off accounts, used ECLTV at Dec-07 to bucket charge off accounts

11

Home equity portfolio by CLTV & FICO at origination

HOME EQUITY

Outstanding as of 12/31/08 ($ in billions)

•	15% of portfolio originated at 90-100 CLTV

•	Majority of originations low LTV, high FICO

12

Home equity performance by original CLTV

HOME EQUITY

2008 Losses (Rates Annualized) – ($ in billions)

•	90-100% CLTV generating 55% of losses

•	Losses growing across all original CLTV bands

•	High losses even in lower original CLTV segments

13

Home equity portfolio estimated CLTV >100%

HOME EQUITY

Note: Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/08

Prime Home Equity Only

14

Home equity losses by current CLTV

HOME EQUITY

•	Highest loss rates for 100%+ Current CLTV

•	Losses in lower Current CLTV bands growing as unemployment rises

15

Home equity losses by current CLTV

HOME EQUITY

4Q08 Loss Rates (annualized)

•	Losses highest in states with most severe declines in house prices

Note: Current CLTV defined as total line balance as a % of current home value estimated by applying Economy.com MSA level HPA estimates as of 12/31/08

Loss rates are annualized

16

Home equity losses by current CLTV

HOME EQUITY

NCO ($ in millions)

•	Majority of losses from 100%+ Current CLTV

17

Home equity loss rates following migration to >100% CLTV

HOME EQUITY

Annualized Loss Rates

•	Relatively consistent credit deterioration in the older vintages

•	Newer vintages could perform better

18

Home equity balances migrating to >100% CLTV

HOME EQUITY

($ in billions)

•	27% of the portfolio >100% CLTV as of end of 2008

•	Based on HPI Peak to Trough range of 31-41%

•	35-39% of the portfolio estimated to be >100% CLTV at the end of 2009

•	36-41% of the portfolio estimated to be >100% CLTV at the end of 2010

Note: Home Price Index, Moody’s/Economy.com Case-Shiller Forecast and JPM Estimates

19

Home equity losses when exceed >100% CLTV

HOME EQUITY

($ in millions)

•	Pre-2007 and 1st Half 2007 appear to have peaked

•	2nd Half 2007 and 2008 will grow

20

Home equity unemployment effect

HOME EQUITY

Current CLTV	Change in Unemployment	Change in Delinquency	Delinquency Increase per 1pt Increase in Unemployment	Loss Effect
<80%	1.2pts	20%	17%	$40mm
80-100%	1.0pts	47%	47%	$150mm
>100%	3.3pts	36%	11%	—

•	Unemployment appears to be driving losses below 100% CLTV

•	Does not appear to be meaningful over 100% CLTV as HPA is the primary driver

Note: The time period for the changes reflected above are Jan-08 to Dec-08

21

Prime home equity

HOME EQUITY

Originations Profile

•	Significant reduction in risk

•	Minimal volume in FICO under 700

•	No loans > 85% CLTV and only 1% over 80%. 73% are <=70%

•	Full Documentation

Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

CLTV and FICO at origination

Construction and Private Banking loans are included in Full Documentation

Does not include Bulk Loan Purchases

22

Home equity portfolio outlook

HOME EQUITY

•	Fewer balances will migrate to >100% CLTV going forward

•	Losses are expected to grow for loans that recently migrated to >100% CLTV

•	It is unclear if loss rates for loans that recently migrated to >100% CLTV will grow as high as older vintages

•	Unemployment likely to impact <100 CLTV, but it will be less meaningful than HPA changes

•	Quarterly losses expected to be $1B to $1.4B for Non-Credit-Impaired in 2009

•	Losses are expected to level off, but remain high in 2010 if current loss rate trends continue

23

Agenda

HOME LENDING

In the following pages, primarily Heritage Chase statistics are shown to provide a clear picture of portfolio performance

24

2008 prime mortgage performance

PRIME MORTGAGE

30+ Delinquency Rate

•	Delinquencies continue to grow

•	Very low WaMu Non-Credit-Impaired delinquency - reduces overall rate

25

2008 prime mortgage performance

PRIME MORTGAGE

NCO $ Rate (Annualized)

•	Losses continue to grow

•	No WaMu Non-Credit-Impaired losses to date – reduces overall rate

•	Quarterly losses could be as high as $375-$475mm over next several quarters

26

Prime mortgage losses by vintage

PRIME MORTGAGE

Vintage Breakdown as of 4Q08

•	2006 and 2007 vintages generate 88% of losses

[1]	Loss rates are annualized

Note: Does not include $25mm in losses that are GL adjustments and cannot be attributed to a vintage

27

Prime mortgage losses by geography

PRIME MORTGAGE

Geographic Breakdown as of 4Q08

•	California and Florida generate 78% of losses

[1]	Loss rates are annualized

Note: Does not include $25mm in losses that are GL adjustments and cannot be attributed to a state

28

Prime mortgage losses by channel

PRIME MORTGAGE

Channel Breakdown as of 4Q08

•	Wholesale channel generates 78% of losses; exited the entire channel

[1]	Loss rates annualized

Note: Does not include $25mm in losses that are GL adjustments and cannot be attributed to a channel

29

Prime mortgage losses — deposit customers by geography

PRIME MORTGAGE

2008 NCO Rate (Annualized)

•	Deposit customers perform better across all geographies

30

Prime mortgage nonagency jumbo

PRIME MORTGAGE

Originations Profile

•	Migration to higher FICO, Full Documentation and lower LTV / CLTV Loans

Note:

CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

CLTV and FICO at origination

Construction and Private Banking loans are included in Full Doc

Does not include Bulk Loan Purchases

31

Agenda

HOME LENDING

In the following pages, primarily Heritage Chase statistics are shown to provide a clear picture of portfolio performance

32

2008 subprime performance

SUBPRIME MORTGAGE

30+ Delinquency Rate

•	Delinquencies continue to grow

•	Very low WaMu Non-Credit-Impaired delinquency - reduces overall rate

33

2008 subprime performance

SUBPRIME MORTGAGE

NCO $ Rate (Annualized)

•	Losses continue to grow

•	No WaMu Non-Credit-Impaired losses to date - reduces overall rate

•	Quarterly losses could be as high as $375-$475mm over next several quarters

34

Agenda

HOME LENDING

35

Chase owned REO sales — California vs Florida

OTHER ITEMS

California

Florida

•	Early signs of stabilization in CA

•	Smaller discounts

•	Faster sales

•	Severities stabilizing

•	No positive trend in FL

36

Loan modification re-performance

OTHER ITEMS

90+ Delinquency Performance after 6 Months (Chase+WaMu)

	1Q08			2Q08
	Imminent Default With Income Verification	Loss Mitigation With Income Verification	Loss Mitigation Without Income Verification	Imminent Default With Income Verification	Loss Mitigation With Income Verification	Loss Mitigation Without Income Verification
Owned	1.6%	15.9%	25.7%	4.0%	15.7%	26.4%

Serviced	4.6%	11.5%	24.7%	4.4%	11.0%	26.1%

Total	4.3%	13.1%	24.9%	4.3%	12.4%	26.2%

Note: Numerator: 90+, REO and charged off accounts by month after modification (excludes pay off)

Denominator: All completed modifications during observation month. Includes all loans where loss mit activities have been completed, except for loans that were not brought current in the 3 months following mod completion due to op issues/timing

37

Home Lending Point of View

OTHER ITEMS

•	Mortgage banking has been and will always be a complex management challenge.

•	Losses will continue to grow as newer vintages mature

•	But…

•	Very important relationship product

•	We have scale in bank branches to distribute — primary focus

•	Correspondent will add to scale — focus only on retail originations

•	Properly done - expect reasonable Returns

38

FEBRUARY 26, 2009

COMMERCIAL BANKING

Todd Maclin, Commercial Banking Chief Executive Officer

Strategy: lower credit risk/high portfolio diversity

COMMERCIAL BANKING

Highlights

•	Geographic and industry diversity- Middle Market & Mid-Corporate (68% of CB portfolio)

•	Limited exposure to leveraged acquisition finance and highly leveraged companies (2% of CB portfolio)

•	Pre-WaMu, Real Estate represented only 12% of CB exposure

•	Increased to 31% with WaMu, a highly granular, term loan portfolio

Exposure by Industry (12/31/08)

Exposure by Business (12/31/08)

Middle Market Exposure by Geography (12/31/08)

1

Strategy: portfolio granularity

COMMERCIAL BANKING

Highlights

•	Middle Market loans average $1.8mm (36% of CB portfolio)

•	WaMu Commercial Term Lending loans average $1.1mm (31% of CB portfolio)

•	81% of all CB loans are < $20mm

•	Of the $85B unused or unfunded commitments:

•	25% are backup lines of credit or unused availability for investment grade muni-bond issuance

•	40% are subject to borrowing base or other pre-advance funding conditions

Maturity (12/31/08)

Outstandings by Loan Size (12/31/08)

2

Chase CB performance against peers on key credit metrics

COMMERCIAL BANKING

Commercial NPL Ratio

Allowance for Loan Losses to Loans Ratio

Commercial NCO Ratio

1	Peer median for NPL and NCO ratios reflect commercial equivalent metrics for key competitors (BAC, CMA, FITB, KEY, PNC, STI, USB, WFC, ZION); allowance to loans ratio reflects firmwide metric when the commercial-equivalent metric is not available

3

Construction and development lending is driving the problem commercial credit agenda for banks

COMMERCIAL BANKING

4Q08 NPL Ratio by Business

4Q08 NCO Ratio by Business

4

Chase CB real estate exposure

COMMERCIAL BANKING

•	Underwriting has been adjusted for market realities

•	Curtailed lending early in 2008 and increased equity requirements and cap rates

•	Current focus is on refinancing with pay-downs /workout of existing projects

•	We expect this segment to get much worse based on leasing trends, with retail being the most troubled segment

5

Chase CB real estate exposure

COMMERCIAL BANKING

6

A word on WaMu . . . our Commercial Term Lending business operating model

COMMERCIAL BANKING

Overview

•	Borrowers: Small balance, value shoppers, seeking moderate leverage at a fair price

•	Markets: Stable demand and natural supply constraints (zoning, etc.)

•	Properties: Apartment units moderately priced and less volatile; the average age of the property is 53 years with a well-established rent roll

•	Tenants: Renters by necessity – moderately priced housing in a good neighborhood

Competitive Offering

•	Standardized Underwriting: Exclusive in-house appraisers, regimented property evaluations, and cash flow verification

•	Differentiators: No legal or appraisal fees – scale allows for efficiencies

•	Competitive Advantages: Competitive pricing and a fast and simple process

•	Focus: Stabilized cash flows and lower leverage

•	One Identified Weakness: Some limited portfolio issues in Florida and the Northeast when we deviated from this model several years ago – issue addressed prior to acquisition

7

A word on WaMu . . . changes made and future opportunities

COMMERCIAL BANKING

Actions We’ve Taken in the WaMu Portfolio

•	Added more than $700mm of reserves to the WaMu portfolio since acquisition

Reserves to total loans ratio up from 0.5% before closing to 2.1%

•	Modified WaMu’s underwriting standards to conform with Chase’s existing standards and risk appetite

•	Reduced production growth targets to reduce portfolio concentration

•	Right-sized the organization to reflect the current underwriting and economic realities

•	Consolidated construction and development lending into Chase’s existing platform

Middle Market Expansion Effort

•	Build out a Middle Market business in the expanded WaMu branch network

•	7 key markets: Los Angeles, Orange County, San Francisco, Seattle, Portland, Atlanta, and Florida

•	Continue to focus on prudent client selection and full product client relationships

•	Strong Chase brand and product capabilities – entering new markets as customers are examining their banking relationships

•	Create a strong business for the long haul

8

Other problem areas for commercial banks

CB has less exposure than most peers

COMMERCIAL BANKING

Leveraged Finance

•	Leveraged finance exposures $4.3B

•	2% of portfolio; loans $2.7B

•	Exposure down 9% YoY

•	$19mm average hold position

•	No meaningful unsold, underwritten positions since the credit crisis started in mid ‘07

•	New leveraged finance transactions virtually non-existent since 1Q08

Retail & Discretionary Consumer

•	Retail exposures of $9.2B

•	5% of portfolio; loans $4.4B

•	Non-discretionary exposure – $2.2B (food retailers, drugstores, discounters)

•	Largest components: specialty stores ($3.1B) and restaurants ($2.3B): ~40% in McDonalds franchisee loans

•	23% are in asset-based lending

•	Highly structured and secured

Highly Cyclical Industries

•	Construction/building materials

•	Exposures $6.7B; loans $3.1B

•	Additional $0.6B in related sectors

•	60% tied to residential

•	Apparel and Textile

•	Exposures $2.7B; loans $0.7B

•	Advertising and Media

•	Exposures $1.2B; loans $0.5B

Automotive

•	Direct automotive exposures $2.8B at year-end

•	1% of portfolio

•	Include suppliers, dealers and aftermarket

•	Additional $1.5B exposure indirectly linked (e.g. plastic, steel suppliers to the industry)

•	Loans with high to medium at-risk dependency on domestic manufacturers estimated: <30% of automotive portfolio

•	Actions taken over past few years to improve structure and collateral

9

Government, Non-Profit, & Healthcare

A high quality credit growth opportunity

COMMERCIAL BANKING

GNPH Exposure Growth ($ in millions)

•	GNPH exposure is up 51% YoY; majority of exposure is A or AA-rated

•	Targeted GNPH customers are state and local municipalities, non-profit and healthcare entities, and educational institutions

•	Underwriting of risk is ALWAYS based upon creditworthiness of the customer — no material value given to third party insurers

10

A conservative approach to credit

COMMERCIAL BANKING

Proactive Management

•	Took advantage of market liquidity in recent years to exit weak & unprofitable credits

•	Exited $1.5B annually from 2005-2007

•	Quarterly deep dive credit reviews with senior management

•	Escalated approval of new exposures over $15mm

•	Proactively discussing renewals and refinancing

Strong Reserves and Capital

•	Building reserves and maintaining high loan loss coverage ratio

•	Loan loss reserves to total loan ratio: 2.41%

•	Reserve ratio steady and strong through the cycle

•	Loan loss reserves to nonperforming loans: 2.75x

Stringent Focus on Recession Management

•	Reallocate resources (human and financial) to manage problems in existing portfolio

•	Formed Problem Loan Prevention Teams

•	Led by experienced, top talent

•	Engage senior management in more day-today account management decisions

•	Track portfolio movement weekly and monthly to focus on emerging issues

•	Dramatically cut discretionary spending

Careful Client Selection

•	Continue our careful client selection – not just a reaction to the crisis

•	Drive growth in high quality, low risk relationships; e.g. Government, Non-Profit & Healthcare

•	Strict guidelines for pre-selecting prospects

•	Eschew credit-only and/or unprofitable/risky relationships

11

Near-term outlook

COMMERCIAL BANKING

Loan demand is waning	• Lower sales mean clients borrow less for expansion or working capital • Line usage always decreases during recessions

Strong capital/reserves for credit deterioration	• Always manage the business with the expectation of cyclical credit downturns • This commercial credit cycle is going to get worse for commercial banks before it gets better

Proactive management of problems	• Reassign people and resources accordingly • Early warning systems • Address problems quickly

Aggressively managing Real Estate concentration	• Commercial construction and development is the area of greatest concern • Stabilized multi-family lending has lower volatility

WaMu is a good addition	• #1 multi-family originator in the U.S. • Branch platform to expand Commercial Banking franchise

12

Why We Love this Business

COMMERCIAL BANKING

•	Great clients

•	Mostly privately-owned, multi-generational, family businesses

•	Loyal and conservative owners

•	Lots of experience managing in difficult times

•	High demand for JPM’s product platform

•	Non-credit revenue represents 64% of total revenue

•	Average annual IB fee revenue growth 2005-2008: 21%

•	Loans to deposits ratio of 1.03x

•	Prudent segment and client selection

•	Avoiding commercial real estate: no growth in the portfolio in the past four years

•	Avoiding leveraged loans to financial sponsors: less than 1% of total exposure

•	Pursuing GNPH segment: lower risk, improving spreads, profitable segment with high demand for non-credit products and services

•	Mainstream C&I lending is more granular and better structured than large corporate lending

•	Loans generally collateralized with borrowing base advances

•	Higher standards for loan terms and financial covenants

•	Significant benefits and economies of scale:

•	Non-credit expense essentially flat for three years

•	Reserves for losses maintained at the high end of the range

•	Capacity to invest in products and systems that produce deposits and non-credit revenue

•	Customer flight to quality/financial strength provides self-funding and cross-sell

•	Business that grows over time with United States

13

FEBRUARY 26, 2009

CARD SERVICES

Gordon Smith, Card Services Chief Executive Officer

Agenda

CARD SERVICES

Credit environment	2

Portfolio positioning	12

How has Chase reacted to the environment	20

Core vision and strategy	27

Overcoming medium-term financial challenges	36

Managing through the downturn	40

Note: All data excludes WaMu portfolio performance, unless specifically noted

1

Tougher credit environment

CREDIT ENVIRONMENT

•	We expect credit losses to materially increase in 2009

•	While we don’t predict unemployment rate, we are prepared for 9% by year-end

•	Increasing deterioration in the labor market has exacerbated consumer stress, which has manifested in the form of lower payment rates

•	Consumer confidence is at record lows and is having an adverse impact on sales volumes

•	Accounts are rolling forward to charge-off at an accelerated pace

•	Bankruptcy filings are normalizing to pre-2005 levels

•	Home price depreciation stressed areas have seen a larger deterioration in credit performance

•	Regions with higher unemployment rates are further impacting credit performance

2

Home price depreciation was the largest driver of credit losses until mid-2008 when unemployment became a meaningful factor

CREDIT ENVIRONMENT

Net Charge-Off Rate (NCO) vs. Unemployment Rate

Source: Bureau of Labor Statistics for unemployment rate; S&P for Case Shiller Index data

3

Unemployment rate will be the primary driver of credit losses in 2009

CREDIT ENVIRONMENT

•	In our portfolio, the relationship between losses and unemployment has been less than 1:1 because of our prime/superprime focus, coupled with our co-brand and rewards business model

•	Relationship between unemployment rate and losses has changed in this downturn due to the compounding impact of home price depreciation, equities volatility and consumer confidence

•	Reaffirm our NCO outlook of 7% for 1Q09

4Q09 Unemployment Scenarios	Projected 4Q09 NCO Rate[1]
8%	8% +/-
9%	9.0% - 9.5%
10%	10.0% - 10.5%

[1]	Assumes receivables are flat relative to 1Q09

Source: Bureau of Labor Statistics for unemployment rate

4

Increase in unemployment rates and home price declines has led to a marked slowdown in payment rates

CREDIT ENVIRONMENT

Unemployment vs. Chase Card Services Payment Rates

[1]	Industry payment rates represent average of Chase, C, COF, BAC, AXP Lending, and DFS trusts

Source: Bureau of Labor Statistics, Internal Chase data; SEC Trust Filings

5

Drop in consumer confidence has been accompanied by falling sales volumes

CREDIT ENVIRONMENT

Consumer Confidence Index vs. Sales Volumes1

[1]	Sales data excludes cash advances and balance transfers

Source:	Conference Board, Internal Chase data

6

Accounts are rolling forward at a quicker rate with fewer curing in the delinquency buckets

CREDIT ENVIRONMENT

Current to 30 days – YoY % Change

60+ days to 90 days – YoY % Change

30+ days to 60 days – YoY % Change

90+ days to Charge- Off – YoY % Change

Source: Internal Chase data

7

Bankruptcy filings are returning to pre-2005 levels

CREDIT ENVIRONMENT

National Bankruptcy Filings ($ in millions)

Source: Administrative office of the US Courts; Internal Chase forecast for 2009

8

Impact of housing on credit performance

CREDIT ENVIRONMENT

Credit Performance

Source: S&P for Case Shiller Home Price Index; based on latest state level data available for housing price change (data as of 3Q08); Internal Chase data

9

Impact of unemployment on credit performance

CREDIT ENVIRONMENT

Credit Performance

Source: Bureau of Labor Statistics for Unemployment rate; Internal Chase data

10

Agenda

CARD SERVICES

Credit environment	2

Portfolio positioning	12

How has Chase reacted to the environment	20

Core vision and strategy	27

Overcoming medium-term financial challenges	36

Managing through the downturn	40

11

Portfolio mix and credit capabilities are an asset, but don’t isolate us from current downturn

PORTFOLIO POSITIONING

•	Our increased focus on rewards and partner business has driven a positive risk selection

•	Our exposure to the home price depreciation stressed areas of CA and FL is in line with peers

•	We have a better risk profile relative to our peer group

•	Our customers have longer credit histories relative to peer group, which translates into better credit performance

•	Our portfolio has more established credit bureau profile compared to peers

•	We have a higher percentage of homeowners in our portfolio relative to peers and they exhibit superior credit performance

12

Increased focus on rewards and partnership business drive a positive risk selection

PORTFOLIO POSITIONING

•	Cards with rewards have higher level of loyalty, engagement, and superior risk performance

•	Rewards represented 58% of outstandings

Rewards as % of Outstandings ($ in billions)1

4Q08 Credit Performance1

Note: GPCC = General Purpose Credit Cards

Source: Internal Chase data

[1]	Excludes Retail Partner GPCC

13

Portfolio positioning across peers

PORTFOLIO POSITIONING

•	Chase’s exposure to home price depreciation stressed regions of CA and FL is in line with peers

Distribution of Receivables

[1]	DFS data as of May’08
[2]	Chase data as of Dec’08
[3]	COF and C data as of Mar’08
[4]	BAC data as of Jul’08
[5]	AXP data as of Aug’08

Source: Trust filings

14

FICO distribution of securitized receivables

PORTFOLIO POSITIONING

•	Product mix, targeting and underwriting has led to a better risk profile

Trust Receivables – FICO< 660 or No FICO Score

Trust Receivables – FICO>720

[1]	Chase data as of Sep’08 represents Issuance Trust
[2]	AXP FICO>720 is based off disclosure in Fixed Income Investor Presentation

Source: SEC Filings (C, COF – Mar’08, BAC – Jun’08; DFS – May’08; AXP – Aug’08; Chase – Sep’08); Investor Presentation

15

Chase profile vs. competitors and industry

PORTFOLIO POSITIONING

•	Chase Card Services’ customers have longer credit histories vs. the industry

Avg. Duration of Customer Credit Profile (in Years) 1

Chase 30+ % by Age of Oldest Credit Account

Source: Experian

[1]	Based off 3Q08 data
[2]	Peers: BAC, C, AXP, WFC, DFS
[3]	Industry is defined as all General Purpose Credit Card holders at Experian

16

Chase profile vs. competitors and industry

PORTFOLIO POSITIONING

•	Customers have more established credit profiles vs. the industry. These customers perform better than less established customers

Avg. # of Credit Accounts in Good Standing1

Chase 30+ % by # Credit Accounts

Source: Experian

[1]	Based off 3Q08 data
[2]	Peers: BAC, C, AXP, WFC, DFS
[3]	Industry is defined as all General Purpose Credit Card holders at Experian

17

Chase profile vs. competitors and industry

PORTFOLIO POSITIONING

•	Homeowners have better risk performance, despite price declines

Percentage of Customers that are Homeowners1

Chase 30+ Delinquency Rate Performance

Source: Experian

[1]	Based off 3Q08 data
[2]	Peers: BAC, C, AXP, WFC, DFS
[3]	Industry is defined as all General Purpose Credit Card holders at Experian

18

Agenda

CARD SERVICES

Credit environment	2

Portfolio positioning	12

How has Chase reacted to the environment	20

Core vision and strategy	27

Overcoming medium-term financial challenges	36

Managing through the downturn	40

19

How has Chase reacted to the environment. . .

HOW HAS CHASE REACTED TO THE ENVIRONMENT

•	We have tightened underwriting based on leading economic indicators, and continue to lend to creditworthy customers

•	We have reduced our contingent liabilities by closing inactive accounts

•	We have increased our collection efforts and intensity

•	Accelerated the start of calling efforts by 30%, while still staffing at 5-10% above capacity requirements

•	Added 850 collectors since 3Q07

•	We have expanded use of flexible payment programs, with 600,000 new enrollments in 2008

•	Default performance is in line with expectations

20

Average FICO score of new accounts has trended upwards

HOW HAS CHASE REACTED TO THE ENVIRONMENT

•	Reflects changes in product mix, targeting and tightened underwriting

Chase Card Services Average Origination FICO

Source: Internal Chase data

21

Credit Line Management

HOW HAS CHASE REACTED TO THE ENVIRONMENT

•	We have significantly tightened our line management practices, and continue to lend to existing and new customers

•	At the same time, we have been proactive in reducing our contingent liabilities by closing inactive accounts

Credit Line Management — 2008 ($ in billions)

Source: Internal Chase data

22

WaMu card portfolio

HOW HAS CHASE REACTED TO THE ENVIRONMENT

•	Portfolio overview and recent actions

•	$28B in Outstandings

•	Conversion to Chase Card Services platform in March 2009

•	Suspended all new accounts programs, except for branch applications

•	Pulled back on balance transfer and check programs

•	Reduced credit line exposure for consumer and business card programs

•	Aligned risk management practices with legacy Chase portfolio

•	Loss Outlook

•	Expect losses for WaMu book to approach 15% +/- in 1Q09

Geographic Distribution of Receivables

FICO Distribution of Receivables

Source: Internal Chase data

23

Credit trends — Chase Card Services vs. industry

HOW HAS CHASE REACTED TO THE ENVIRONMENT

Net Charge-Off Rate

Source: Earnings releases; SEC filings

Notes: BAC US Consumer credit and International Consumer credit segment, reorganized in 3Q08, excludes U.S. Small Business Card; C NA Card segment includes Canada and Puerto Rico but excludes Mexico, and includes sales finance loans formerly reflected in C Financial; COF US Card segment, reorganized in 1Q08, includes Consumer Credit Card, Small Business and Installment Loans and excludes international credit card; DFS data excludes international loans and installment lending; American Express US consumer and small business lending portfolios. WaMu excluded from Chase

24

Summary

HOW HAS CHASE REACTED TO THE ENVIRONMENT

•	The macroeconomic environment has generated significant headwinds for 2009 and likely into 2010

•	We have been diligent with our risk management practices

•	Monthly monitoring of high risk geographies at MSA level

•	High-risk geographies defined by observed and forecasted data points for unemployment rate and home price depreciation

•	Adjustments to score cutoffs and criteria in high risk geographies

•	Explicit use of unemployment rate and home price depreciation data in loss forecasting models

•	Our portfolio mix and credit capabilities have been a real advantage

•	We continue to invest for growth

25

Agenda

CARD SERVICES

Credit environment	2

Portfolio positioning	12

How has Chase reacted to the environment	20

Core vision and strategy	27

Overcoming medium-term financial challenges	36

Managing through the downturn	40

26

We continue to stay focused on our core vision, despite a challenging business environment

CORE VISION AND STRATEGY

Vision

Create lifelong, engaged relationships with our customers by being a trusted provider of financial services

Brand	Rewards	Customer experience

•    Create a differentiated brand

•    Strong proprietary brand

•    Partnerships to enhance and extend brand

•    Distribution channels to raise recognition, reinforce

•    Build brand equity that delivers high performance

•    Business strategies are aligned with brand positioning

•    Consistency across all channels

• Rationalize existing rewards products • Develop proprietary rewards platform • Develop targeted offers for each customer segment • Redemption to be easy and intuitive

•    Engage the customer early in the lifecycle

•    Leverage every interaction to enhance the relationship

•    Create a superior online experience

•    Improve customer service

•    POS authorizations

•    Disputes

•    Card replacement

27

We maintain our focus on the Chase branded business

CORE VISION AND STRATEGY

•	Completed business reorganization discussed in 2008

•	Segmented marketing framework, e.g. acquisition and portfolio marketing

Source: Chase Card Services brand tracker survey

28

Our large distribution network will enable increase in brand awareness and customer engagement

CORE VISION AND STRATEGY

•	With the addition of 2,207 WaMu branches, Chase now has 5,474 branches across a national footprint

•	Expanded retail footprint will create two significant benefits

•	In general, Chase experiences a 10%+ lift in overall acquisition rates (all channels except direct retail channels) in-footprint markets

Branch Distribution Advantages

2008 Accounts/Branch/Month

[1]	Brands Direct Mail data represents Chase Brands
[2]	Branch data represents Retail Branch Channel

Source: Internal Chase data

29

Our co-brand partner business continues to perform very well and we are focused on solidifying key partnerships

CORE VISION AND STRATEGY

•	In 2007/2008 we have extended key partner contracts

•	We have also begun to rationalize our existing partner portfolio with a renewed focus on scale and profitability

Co-brand vs. Chase Brand Performance

Our key co-brand partners provide us access to 80-100mm high-potential, loyal relationships

[1]	Sales/active is for 2008, all vintages
[2]	Brands Direct Mail represents Chase Brands Direct Mail Channel
[3]	Cobrand/affinity data represents partner portfolio, excludes retail partner portfolio

Source: Internal Chase data

30

Benefits of rewards-based customer engagement

CORE VISION AND STRATEGY

•	Rewards customers have higher level of engagement which drives higher revenue

•	Opportunity exists to increase level of engagement for non-rewards customers

Increased Spending

Better Credit Performance

Greater Retention

Improved Profit

Source: Internal Chase data for FY 2008

31

Launching a new proprietary, Chase rewards platform

CORE VISION AND STRATEGY

Vision Plan

•	Create a differentiated, points-based rewards offering to drive spend on Chase-branded cards

•	Strong earning options with ability to earn across multiple Chase product offerings

•	Exceptional array of redemption options with strong customer value

•	Simple, user-friendly interface with fully integrated online experience

•	Help drive better risk-adjusted revenue growth for the Chase-branded business

•	Enhance value proposition of products, pricing power

•	Drive customer engagement—increased share of customer spend, borrowing needs, and lower attrition

•	Maintain sustainable rewards economics

•	More favorable redemption category mix

•	Better utilization of Internet channel

•	Strategic partnerships and enhanced sourcing

Graduated launch, starting in mid-2009

32

We continue to improve our customer experience

CORE VISION AND STRATEGY

The Chase Promise

POS Authorization	• Your card will be available to use when and where you want

Card Replacement	• If your card is lost or stolen, a new card will be delivered where and when you want it • Act as the customer’s advocate when they are “stranded”

Customer Dispute Servicing	• If a charge on your bill is wrong, a Chase advocate is in your corner

33

Early benefits from our renewed focus on customer experience is already evident in our performance

CORE VISION AND STRATEGY

Improved Customer Satisfaction1

Improved Card Replacement Strategy2

Improved POS Authorization Rates

Improved Service Quality

Results in higher wallet share and longer relationships for Chase

[1]	Based on Internal Chase Customer Survey
[2]	Reflects December data for 2007 and 2008 as we introduced the metric in 2H’07

Source: Internal Chase data

34

Agenda

CARD SERVICES

Credit environment	2

Portfolio positioning	12

How has Chase reacted to the environment	20

Core vision and strategy	27

Overcoming medium-term financial challenges	36

Managing through the downturn	40

35

Chase led the industry in sales growth, coupled with lower credit losses

OVERCOMING MEDIUM - TERM FINANCIAL CHALLENGES

FY 2008 Sales Volume Growth YoY

FY 2008 Ending Receivables Growth YoY

FY 2008 Net Charge-Off Rate

[1]	Chase purchase volumes reflect sales volume only and excludes cash advances and BT’s
[2]	DFS data represents fiscal year ending Nov’08; Purchase volume data represents sales volume only; NCO represents credit card loans only and excludes installment loans
[3]	COF data represents US Card segment, which includes consumer credit card, small business credit card and installment loans
[4]	BAC data represents Consumer Credit card portfolio (including international cards); excludes small business credit card portfolio
[5]	AXP US Lending portfolio

Source: Earnings Releases and Supplements; SEC filings, Investor Presentation

36

However, we are in the middle of the pack in terms of profitability

OVERCOMING MEDIUM - TERM FINANCIAL CHALLENGES

FY 2008 ROE

[1]	DFS’s profits from continuing operations have been adjusted to exclude after tax impact of $863mm payment from MasterCard related to litigation settlement

Source:	SEC Filings; Earnings Releases and Supplements

37

We have focused efforts to improve aggregate portfolio returns, over time

OVERCOMING MEDIUM - TERM FINANCIAL CHALLENGES

•	Increased emphasis on capturing more of our existing customers’ business

•	A 100bps increase in share of wallet would generate ~$180mm in pre-tax income

•	Reduce, significantly, small sub-scale partnerships

•	Fewer low-rate promotional offers to customers who do no other business with us

•	Strengthen our Chase Brand Rewards capabilities

•	Selectively reprice customers on a segmented basis

38

Agenda

CARD SERVICES

Credit environment	1

Portfolio positioning	11

How has Chase reacted to the environment	19

Core vision and strategy	26

Overcoming medium-term financial challenges	35

Managing through the downturn	39

39

Spending from our more affluent customers has experienced the largest decline

MANAGING THROUGH THE DOWNTURN

Sales Growth – YoY

Source: Internal Chase Data

40

Both credit and debit are experiencing a slowdown in sales

MANAGING THROUGH THE DOWNTURN

Chase Debit vs. Credit Sales Growth – YoY

Source: Internal Chase data

41

Consumers are spending less on discretionary items

MANAGING THROUGH THE DOWNTURN

Discretionary vs. Nondiscretionary Sales Growth – YoY

Source: Internal Chase data

42

Consumers are becoming more focused on the simple pleasures in life as well as “finding deals”

MANAGING THROUGH THE DOWNTURN

Change in Sales YoY

Change in Sales YoY

Source: Internal Chase data

43

However, Chase continued to gain sales volume market share in 2008

MANAGING THROUGH THE DOWNTURN

Sales Volume Market Share – FY 2008

Change in Sales Volume Market Share

[1]	Chase data for computing market share includes cash advances but excludes balance transfers
[2]	BAC data represents consumer credit card portfolio, including international; excludes small business card portfolio
[3]	Discover data for computing market share includes cash advances

Source: Earnings Releases and Supplements; Nilson Report (Issue # 918)

44

Unfair and Deceptive Acts or Practices (UDAP) proposal

MANAGING THROUGH THE DOWNTURN

($ in millions)

Description
Summary impact	• No 2009 impact • Effective date July 1, 2010

Rate repricing restrictions	• Limitations on ability to price existing customer balances for risk; limited to 30+ day delinquency with 45 day notice

Payment hierarchy / allocation	• Payments will be allocated in one of two ways: • “Pro rata” to balances with different APRs • Highest APR balance first

Statement cycle time, payment processing	• Customers will be given approximately 7 additional days to make a payment • Payment cutoff time defined as 5PM on due date

Practices NOT used by Card Services	• Prohibition of double cycle billing • Prohibition of “universal default,” or activity at another lender, to trigger a pricing change

45

Potential UDAP mitigation strategies

MANAGING THROUGH THE DOWNTURN

•	Short term impact of 70 to 100bps on normalized pre-tax ROO

•	Volatility expected through 2011 as marketplace adjusts to implementation of new rules

•	Returns expected to reach existing levels on a potentially smaller base by late 2011, early 2012

Potential Mitigants
Pricing Strategy Changes

•   Move all pricing to variable index prior to compliance date

•   Shorten duration of acquisitions introductory rates

•   Targeted higher contract APRs at acquisition

•   Annual/Service Fee for low engagement/low usage customers

Policy and Universe Changes

•   Bias balance build programs toward limited duration promotions targeted at customers who actively use card product for purchasing and payments

•   Reduction in marketing to segments with marginal returns

Alternative Product Constructs	• Evaluate alternative product constructs that maintain low contract APRs, offset with membership fees • Enable customers to restructure borrowing into fixed payment terms

46

Key overall messages

MANAGING THROUGH THE DOWNTURN

•	Despite the challenging environment we remained focused on our vision to create lifelong, engaged relationships with our customers

•	Our business reorganization is complete which has enabled a more refined focus on our Chase branded business

•	The expanded Chase branch footprint is expected to have a significant benefit on the overall Chase branded business

•	We are rationalizing our existing partnership portfolio and have taken steps to solidify and extend our key, strategic partner contracts

•	Proprietary Chase rewards platform will be launched in 2009

•	We remain focused on providing a superior customer experience and initial results have confirmed our early progress

•	Finally, we believe that in conjunction with our credit strategies, we have positioned ourselves well to manage through the downturn and emerge well positioned at the end of this cycle

47

FEBRUARY 26, 2009

RETAIL BANKING

Charlie Scharf, Retail Financial Services Chief Executive Officer

Agenda

RETAIL BANKING

Page
Retail Banking	1

WaMu Update	22

1

Retail Financial Services

RETAIL BANKING

•	With acquisition of WaMu, Retail Banking becomes the dominant source of Retail Financial Services profit

•	Evolution of branch footprint has resulted in a national, highly profitable, and consistently growing franchise

•	Strategy and business focus has been consistent since 2000

•	8 years of consistent organic growth

•	Acquisition competency has enabled us to opportunistically transform franchise and bring our ability to grow organically to the expanded footprint

2

Footprint evolution — JPMorgan Chase before Bank One merger

RETAIL BANKING

Branch map

Chase 2003
Branches	539

Checking accts (# ‘000s)	2,331

States	4

Population growth in footprint (2008-2013)	3.3%

Consumer & Business Banking pretax ($mm)	$(12)

•	Highly concentrated

•	Lack of scale

•	Low growth

•	Unprofitable

Source: SNL Financial and past acquisition investor presentations; company filings and internal analysis; Claritas demographic data and projections

3

Footprint evolution — JPMorgan Chase and Bank One

RETAIL BANKING

Branch map

	Chase 2003	Chase/Bank One 2005
Branches	539	2,295

Checking accts (# ‘000s)	2,331	8,793

States	4	16

Population growth in footprint (2008-2013)	3.3%	3.2%

Consumer & Business Banking pretax ($mm)	$(12)	$2,760

•	More scale

•	Profitable and growing

Source: SNL Financial and past acquisition investor presentations; company filings and internal analysis; Claritas demographic data and projections

4

Footprint evolution — JPMorgan Chase and Bank of New York

RETAIL BANKING

Branch map

	Chase 2003	Chase/Bank One 2005	Chase/Bank of NY 2007
Branches	539	2,295	2,937

Checking accts (# ‘000s)	2,331	8,793	10,839

States	4	16	16

Population growth in footprint (2008-2013)	3.3%	3.2%	3.5%

Consumer & Business Banking pretax ($mm)	$(12)	$2,760	$3,711

•	Continued growth

•	Solidified position in NY market

Source: SNL Financial and past acquisition investor presentations; company filings and internal analysis; Claritas demographic data and projections

5

Footprint evolution — JPMorgan Chase and Washington Mutual

RETAIL BANKING

Branch map

•	National

•	Much higher growth

•	Very profitable

	Chase 2003	Chase/Bank One 2005	Chase/Bank of NY 2007	Chase/WaMu 4Q08[1]
Branches	539	2,295	2,937	5,410

Checking accts (# ‘000s)	2,331	8,793	10,839	24,499

States	4	16	16	23

Population growth in footprint (2008-2013)	3.3%	3.2%	3.5%	5.4%

Consumer & Business Banking pretax ($mm)	$(12)	$2,760	$3,711	$6,880

[1]	4Q08 annualized pretax

Source: SNL Financial and past acquisition investor presentations; company filings and internal analysis; Claritas demographic data and projections

6

Consistent strategy and business focus since 2000

RETAIL BANKING

•	Consistent management practices

•	Branch P&Ls

•	Monthly business reviews by branch

•	Be in the branches

•	Daily sales reporting

•	Create local excitement and recognition

•	Active customer engagement

•	Culture

•	Customers at the top of the org. chart

•	Front line employees next

•	Management and staff at the bottom g branch support

•	Simple compensation plans critical

•	Community banking with the benefits of a global bank

•	Success

•	Acquire and deepen

•	Customer engagement and service

•	Grow profit

7

Consumer and Business Banking consistent profit growth

RETAIL BANKING

Pretax ($ in millions)

•	Similar trend in revenue growth

8

Background — branch banking has evolved dramatically

RETAIL BANKING

•	Our activities and reporting are built around the changing nature of the business

Pretax

	1975	2001	2008
Deposits, loans, and traditional banking fees	100%	90%	74%

Investments, debit and credit cards	0%	10%	26%

9

Our activities and determinants of success

RETAIL BANKING

What We Talk About	What We Track

Acquire	• Checking account growth

Deepen	• Deposit growth • Convenience services (e.g. Debit, Chase.com, bill pay) • Additional products (e.g. Credit cards, loans, investments)

Customer Engagement	• Customer service • Mystery shops / surveys

Growth	• Same branch (all of the above) • New builds

Profit Growth

10

Consistent growth — acquire new customers

RETAIL BANKING

Net New Checking Accounts by Quarter1 (in thousands)

•	Acquisition rate has grown from 15% to 25%

•	Net checking growth rate of 8%

Note: Reflects h-Bank One from January 2000 through March 2004

[1]	Net new checking accounts is new checking accounts minus lost checking accounts

11

Growth in deposit balances

RETAIL BANKING

Retail Banking End of Period Deposits ($ in billions)

•	Goal to grow balances 4-8% (without sacrificing margin)

•	Additional profit growth through enhanced cross-sell

12

Consistent and high growth — debit

RETAIL BANKING

Debit Card Revenue ($ in millions)1

Checking Accounts with Debit Card

[1]	Debit card revenue includes signature and pin interchange, contra/points cost, annual fees and foreign exchange income for Retail Banking

Note: Consumer Banking only; includes all enrolled accounts

13

Consistent growth — convenience services

RETAIL BANKING

Bill Pay — Percentage of Accounts Enrolled

Chase.com — Percentage of Accounts Enrolled

•	Expansion of convenience services solidifies customer relationship

•	Growth in convenience services is a core part of strategy

Note: Consumer Banking only; Percentages are based on total year end Consumer Banking checking accounts

14

Growth in branch cross-sell

RETAIL BANKING

Credit Cards (in thousands)

Investment Sales ($ in billions)

Mortgage Sales ($ in billions)

Home Equity Sales ($ in billions)

Note: Includes h-Bank One 1/2000-6/2004. Includes h-Chase starting 7/2004, BNY starting 10/2006, and WaMu starting 10/2008

15

Investment revenue and assets under management

RETAIL BANKING

Revenue ($ in millions)

Note: Includes h-Bank One, h-Chase starting 7/2004, BNY starting 10/2006, and WaMu starting 10/2008

Assets under Management ($ in billions)

Note: End of year; Includes h-Bank One and h-Chase 2004-2005; Chase and BNY 2006; Chase 2007; and Chase and WaMu 2008

16

Acquisition competency — Bank One

RETAIL BANKING

Growth in sales in h-Bank One branches

Credit Cards (in thousands)

Investment Sales ($ in billions)

Net New Checking Accounts (in thousands)

Infrastructure

•	14 major systems converted and over 500 other applications consolidated prior to merger

17

Acquisition competency — Chase

RETAIL BANKING

Growth in sales in h-Chase branches

Credit Cards (in thousands)

Investment Sales ($ in billions)

Net New Checking Accounts (in thousands)

Merger-related expense and infrastructure

•	20 major systems converted and over 2,000 other applications consolidated

•	$3.4B in expense reductions

•	16K+ headcount reductions

18

Acquisition competency — Bank of New York

RETAIL BANKING

Growth in sales in h-BNY branches

Credit Cards (in thousands)

Investment Sales ($ in millions)

Net New Checking Accounts (in thousands)

Mortgage and Home Equity ($ in millions)

Merger-related expense and infrastructure

•	15 major systems converted; approximately 150 other applications consolidated

•	$50mm expense reductions

•	480 headcount reductions

19

New branches

RETAIL BANKING

New Build Initiative

	2002	2003	2004	2005	2006	2007	2008

Branches opened	35	59	124	146	125	127	126
Cumulative branches opened	35	94	218	364	489	616	742

New checking accounts (# 000’s)	8	40	122	218	366	530	665
Checking accounts (# 000’s)	7	40	139	298	537	854	1,226

•	Targeting 120 new branches in 2009, including 30 WaMu

•	Focused on expansion in major footprint markets

•	New builds generated 21% of overall checking production in 2008

•	New build checking account portfolio represents 10% of total Chase

20

Consumer & Business Banking position

RETAIL BANKING

• Strategy • Sales focus • Service focus • National and community • Product innovation • Execution	All

•   Business practices, culture, management systems, management, etc. consistent for 8 years

•   Organic growth is clear and consistent

•   Franchise is enviable

•   Great and improving brand

•   National

•   High growth footprint

•   Great and consistent culture

•   JPM product set

•   JPM strength

21

Agenda

RETAIL BANKING

Page

Retail Banking	1

WaMu Updated	22

22

A different kind of transaction

WAMU UPDATE

•	Transaction announced at 7PM on September 25

•	Immediate ownership of bank subsidiary

•	WaMu brand tarnished by seizure – need to move quickly

•	Immediate communication from Jamie

•	Employee town halls next day

•	Initial advertising launched first week

•	Conversion meetings began first week

•	Need to align rates

•	Need to stop attrition

•	Need to work closely with FDIC as receiver

•	Complication of holding company bankruptcy

23

Initial advertising — strength and stability of JPM

WAMU UPDATE

24

Stabilized deposits immediately

WAMU UPDATE

WaMu Deposit Daily Trend (Total Deposits excluding Official Checks/PAA) — ($ in billions)

•	9/12 thru 9/26—balance decline of ~$15B

•	9/26/08 through 2/13/09—balances were up $0.5B, even with the significant reduction in customer rate from Fed cuts and repositioning in the WaMu book

25

Reversed checking account loss

WAMU UPDATE

WaMu Net Retail Checking Accounts — Average Daily Change by Week (in thousands)¹

•	Significant direct mail drops in December

•	Continued focus in branches on net checking growth

¹

Daily average by week of net retail checking accounts excluding transfers; excludes dynamic closures that occur 1st business day of every month and closes accounts that are unfunded, have never been activated, or accounts that have been brought down to $0 balance and has had no customer-initiated activity in the last 60 days

26

Integration activities completed to date

WAMU UPDATE

•	Deal announced on September 25, 2008

Date	Activity

• Oct. 8	• No-Fee access to 14,000 ATMs less than 2 weeks after deal

• Oct. 31	• Conform deposit and loan pricing

• Nov. 5	• Conversion dates set

• Nov. 13	• Technology decisions announced

• Dec. 1	• People decisions communicated — all 45,000 people

• Dec. 15	• Sales campaigns

• Dec. 15	• Field reorganization under 4 regions

• Jan. 7	• New compensation plans announced

• Branch Manager

• Assistant Branch Manager

• Personal Banker

• Teller

27

Integration activities

WAMU UPDATE

Branch consolidations

•	300 by end of 1st quarter

•	92 between 2nd and 4th quarters

•	Need for dual operations in overlap markets

California rebrand

•	708 branches on 3/30/09

Conversion schedule

•	Washington, Oregon, Idaho, Utah

•	341 branches — 2nd quarter

•	Florida, Georgia, Connecticut, New Jersey, New York, Illinois, Texas

•	701 branches — 3rd quarter

•	California, Nevada, Arizona, Colorado

•	802 branches — 4th quarter

28

Integration activities, continued

WAMU UPDATE

•	672 technology conversions

•	31,800 new workstations in branches

•	45% Teller / 55% Platform

•	3 data center conversions representing 4,200 servers

•	1,844 interior refurbishments

•	896 Occasio

•	948 other

•	32,000 new signs[1] representing 1,844 branches

•	4,800 ATM sign conversions

[1]	Includes all signage, both exterior and interior

29

Cost save detail

WAMU UPDATE

•	Gross expense reductions of $2,750mm expected to be achieved across all businesses

•	Approximately 12,000 projected headcount reductions from time of merger announcement

•	Major components of expense saves include the following:

($ in millions)
Compensation & employee-related	$1,350
Marketing, Technology, Real Estate, Other	1,400

Gross savings	$2,750
Additional investment spend	(750)

Projected net savings	$2,000

•	Majority of savings to be achieved by end of 2009

•	Additional investment spend of $750mm comprised of:

•	Sales people

•	Facilities

•	Marketing

30

Revenue growth potential: credit card and investment sales

WAMU UPDATE

•	Branch network provides opportunity to cross-sell more products, particularly credit card and investment sales:

•	Credit card

•	In 2007, Chase produced 2x the per branch credit card production of WaMu
•	Achieving this productivity from WaMu branches would generate an additional 500,000 credit cards sold annually through the branches

•	Investment sales

•	Chase’s % of retail bank households that have an investment product is 2x greater than WaMu
•	Chase’s Financial Advisors produce on average 60% more investment sales per year
•	Achieving Chase investment sales productivity and increasing number of Financial Advisors could lead to an additional $8-10B in sales annually through the branches

Credit Card Sales per Branch per Month — 2007

Investment Sales per Branch per Month — 2007

31

WaMu provides unique opportunity to expand retail banking franchise and generate attractive returns for JPMorgan Chase shareholders

WAMU UPDATE

Strategic Fit

•	Greatly enhances retail banking platform in attractive markets

•	Combined deposits of $911B and 5,410 branches at close

•	Expanding into attractive new markets (CA + FL)

•	Increases market share in existing largest fast-growing markets (NY, TX, IL, AZ, CO, UT)

Financially Compelling

•	Accretive immediately; should be substantially so in future

•	Asset write-downs reduce risk to volatility in future earnings

•	Allows significant margin for error

•	Opportunity to grow revenue and realize significant cost savings

•	Ability to bring expanded Chase products and services to WaMu branches

•	Drive efficiencies in branch network and back office

•	JPMorgan Chase maintains strong capital and liquidity positions

•	Retail deposits add to stable funding base

Ability to execute

•	Proven capabilities with success in Bank One/Chase and Bank of New York transactions

•	Little overlap with Bear Stearns integration

32

FEBRUARY 26, 2009

ASSET MANAGEMENT

Jes Staley, Asset Management Chief Executive Officer

Private Banking is showing strong growth

ASSET MANAGEMENT

2008 Highlights

•	Net AUS flows of $75B, up 45% from 2007

•	Earnings up 10%+ YoY

•	Loan-to-deposit ratio at year end - 53%

•	75% of Private Bank AUM beat client benchmarks

•	1,400 net new $10mm client accounts & 4,200 net new $500k client accounts

•

The Global Access Portfolios, our flagship multi-asset class investment solution for private clients, generated excess returns over the benchmark of 2.5%+ for balanced strategies and 6%+ for growth strategies

AUS Flows ($ in billions)

1

Cash assets grew despite turbulent market for money market funds

ASSET MANAGEMENT

2008 Highlights

•	$210B in net flows, AUM up 53%

•	Largest manager of AAA-rated liquidity funds; global market share of 13%; global institutional market share of 17%, almost twice that of the next largest competitor

•	Avoided major setbacks from SIVs, subprime and Lehman

Global Cash Year-End AUM ($ in billions)

2

Alternatives saw setbacks during the year

ASSET MANAGEMENT

2008 Highlights

•	Unprecedented headwinds with illiquidity and shrinking leverage

•	Asset Management performance fees fell by 79% from 2007 to 2008

•	Highbridge

•	AUM fell 32%, now stabilizing

•	The Multi-Strategy Fund performance in 2008 was down 27%

•	Strong 2008 performance for Statistical Opportunities Fund (up 22%) and Market Neutral Mutual Fund (up 10%)

•	Early 2009 returns are improving

•	Outlook for 2009 is positive with many distressed opportunities

•	Secondary market opportunities from distressed sellers of private equity stakes

•	Real Estate Group plans to purchase portfolios and offer sub-advisory services

Alternatives Year-End AUM ($ in billions)

3

Recent equity and fixed income investment performance is mixed and long-term performance is still strong

ASSET MANAGEMENT

2008 Highlights

•	U.S. equity performance improved during the year

•	Global fixed income had difficult time in unprecedented market, but kept good long-term performance

•	Well-positioned for market stabilization

Performance (% of AUM in Top 2 Lipper Quartiles)

U.S. Platform – Equity

U.S. Platform – Fixed Income

4

Three principal risks in Asset Management

ASSET MANAGEMENT

Market Risk – Risk of Not Delivering Expected Risk/Return Profile

•	This is the fundamental risk of the asset management business - we approach it with a fiduciary mindset

•	Strong due diligence teams

•	Good job of managing leverage & liquidity

•	Limited exposure to structured notes & SIVs

•	Experienced some issues in enhanced cash in 2008

Credit Risk – Manage the Credit Book with an Appropriate Degree of Risk

•	Strong credit group

•	Rarely lend with only one way out

•	Limited margin lending

•	Strong credit quality

JPM PB
NPA ratio	0.35%
NCO ratio	0.03%
ALL / total loans	0.53%

Operational Risk – Risk of Errors

•	Continuous focus on managing errors and managing to client guidelines

•	Number of errors from 2006 to 2008 declined 48%

5

Conclusions

ASSET MANAGEMENT

•	Despite a very challenging year, the business performed well making strong gains in Private Banking and Cash

•	Our culture of strong risk management and putting our clients first enabled us to avoid many of the issues our competitors faced

•	We are encouraged by how our Investment Teams are positioned for the year

•	2009 is expected to continue to produce challenges; however, there are signs of stability returning to the credit markets

•	Most important measure in 2009 is whether our clients return to earning positive returns in their portfolios

6

FEBRUARY 26, 2009

INVESTMENT BANK

Steve Black, Investment Bank Co-Chief Executive Officer

2008 IB financial performance

INVESTMENT BANK

($ in millions)

			O/(U)2007
	2008	2007	$	%
Revenue	$12,214	$18,170	$(5,956)	(33)%
Investment banking fees	5,907	6,616	(709)	(11)
Fixed income markets	1,957	6,339	(4,382)	(69)
Equity markets	3,611	3,903	(292)	(7)
Credit portfolio	739	1,312	(573)	(44)
Credit costs	2,015	654	1,361	208
Expense	13,844	13,074	770	6%
Net income	$(1,175)	$3,139	$(4,314)	NM

Key statistics[1]
ROE[2]	(5)%	15%
Comp/revenue	63%	44%
ALL/total loans	4.71%	2.14%
EOP equity ($B)	$33	$21

[1]	Actual numbers for all periods, not over/(under)
[2]	Calculated based on average equity

2008 Summary

•	Strength of client franchise

•	#1 IB fees with substantial market share gains

•	Record revenue in Rates and Currencies, Credit Trading, Commodities and Emerging Markets

•	Flight to quality

•	‘Open for business’ with ability to enter into large distressed trades

•	Substantial de-risking achieved in highly illiquid markets

•	Without impact of the Bear Stearns merger, 2008 net income would have been modestly positive

•	Managed multiple, simultaneous credit events and record market volumes

•	Weak trading in Securitized Products, Equity Derivatives, Loan Trading, Principal Investments and Fixed Income Hybrids and Exotics

•	Marks of over ($10B) in mortgages and leveraged lending

1

Key questions on your mind

INVESTMENT BANK

•	How much worse could it get from here? How prepared are you?

•	How has your revenue mix changed, and what revenue mix do you expect going forward?

•	How flexible is your expense base? What have you done and what can you still do?

•	How do you think about your returns, given lower leverage, higher capital and challenging markets?

•	What lessons have you learned from this crisis?

2

J.P. Morgan competitive advantages

INVESTMENT BANK

•	Scale

•	Global client franchise

•	“Fortress” balance sheet

League Table Results

	2008		2007[1]
	Rank	Share	Rank	Share
Global IB fees[2]	#1	8.8%	#1	7.2%

Global M&A announced[2]	#1	24.4%	#4	18.7%

Global debt, equity and equity-related[3]	#1	9.7%	#2	7.6%

Global equity and equity-related[3,4]	#1	11.8%	#2	9.2%

Global debt[3]	#1	9.3%	#2	7.2%

Global loan syndications[3]	#1	11.5%	#1	12.8%

Note: Rankings as of 12/31/08 for full year 2008 and full year 2007

[1]	2007 represents heritage JPM only
[2]	Source: Dealogic
[3]	Source: Thomson Reuters
[4]	Global Equity and Equity-related includes rights offerings

Major Awards

Bank of the Year International Financing Review, December 2008

Derivatives House of the Year Bank Risk Manager of the Year Risk, January 2009

Best Overall Investment Bank Institutional Investor, December 2007

European Investment Bank of the Year Financial News, December 2008

Greenwich Quality Leader Greenwich Associates, December 2008

3

Flight to quality

Strong client flows across businesses as JPM becomes counterparty of choice

INVESTMENT BANK

Prime Services	• Equity Prime Brokerage more than doubled the number of $1B+ AUM client relationships from June to December; strong forward-looking pipeline

• On a market-adjusted basis, customer balances back to h-BSC peak levels
• H-BSC contributed ~$500mm in revenue to Prime Services platform in 2008

Markets businesses	• Markets client revenue increased 40% YoY
• Rates/FX: Client revenue up more than 60%; 170% growth in Asia
• Commodities: Client revenue up over 75%
• Credit trading: Client revenue up over 50%
• Emerging markets: Client revenue up nearly 60%
• FI Exotics and Hybrids: Client revenue up nearly 40%, reflecting client restructuring opportunities

• Equity derivatives: Client revenue up nearly 20%

Advisory and capital markets	• #1 global FIG wallet share
• Advised & led elephant acquisition financings in midst of credit crisis

4

Radical change in IB business environment

INVESTMENT BANK

Major Events		JPM Action Plan
Competition	• End of broker dealer model • Industry consolidation • Capital bases under pressure; rapid deleveraging

•   Continue to expand in Emerging markets, Commodities, Prime Services

•   Scale back in securitized products, structured credit and FI prime brokerage

•   Re-establish and redefine key markets

•   Invest in flow business technology and e-trading

•   Participate in centralized clearing for CDS

•   Opportunistically invest in distressed assets and recovery trades

•   Continue strong risk management practices

•   Re-allocate capital across businesses to maximize returns

•   Continue de-leveraging

•   Further align incentive structure with long-term returns on capital

• Periods of volatility and illiquidity • Record volumes • Multiple, simultaneous credit events
Market dynamics

Client	• Certain businesses experiencing permanent shrinkage • Hedge funds shrinking • Restructuring/risk mgmt focus
• Greater government and regulatory oversight • Renewed focus on capital • Pressure on compensation

Regulation

5

Growth, discipline and people remain the core of our 2009 strategy

INVESTMENT BANK

Growth	Discipline	People
• Build and invest in future growth	• Manage capital and leverage	• Maintain our culture

• Remain client centered	• Risk management	• Attract and retain the best people

• Maintain market share gains	• Maintain strong controls	• Develop our talent

• Be a scale player	• Cut expenses and improve productivity	• Drive management accountability

• Re-establish and redefine key markets	• Build technology capabilities

Capitalize on our position of relative strength in everything we do

6

Growth — Fixed Income Markets

INVESTMENT BANK

2008 Achievements

•	Record revenue in Rates and FX, Emerging Markets and Credit Trading

•	Rates/FX revenue double the 2007 record

•	Record Russia and Middle East/North Africa revenue

•	Record Short-Term Fixed Income revenue

•	Client revenue up more than 50% across products

•	Leading market positions

•	#1 in Global Rate derivatives e-commerce[1]

•	#1 Emerging Markets - Fixed Income player[2]

•	Infrastructure capabilities tested and proven during record volumes

•	Increased client penetration in India, China, Korea, Taiwan and Malaysia markets

•	Additional product roll-outs

•	Relentless focus on expenses and risk management

#1 Rates overall Best Emerging Markets IB

Best Credit Derivatives House of the Year

2009 Priorities

•	Enhance top 3 Rates/FX house position

•	Enhance technology and e-trading capabilities

•	Maintain #1 position in Emerging Markets - Fixed Income and our Top 3 position in Emerging Markets - Equities and Corporate Finance

•	Strengthen local presence in priority markets: China, India, Brazil, Russia, Middle East/North Africa

•	Expand onshore products across Emerging Asia, including China securities presence

•	Expand principal investment activities

•	Selectively extend balance sheet in Emerging Asia

•	Maintain scale advantage

1.	Source: Bloomberg, Tradeweb
2.	Source: Coalition

7

Growth — Commodities platform expansion

INVESTMENT BANK

2008 Progress

•	Record economic revenue in 2008

•	Client revenue up more than 75% YoY

•	Emerged as a complete scale player

•	Significantly expanded physical platform

•	Broader and deeper client franchise

•	Greater origination capabilities

•	Principal investment expertise

•	Integrated Bear Energy and ClimateCare acquisitions

•	Organically built out Global Oil and Environmental markets capabilities

•	Expanded in Europe and Asia

•	Hired new talent

Structured Products House of the Year

2009 Priorities

•	Integrate UBS’ Canadian and Agricultural business (closed January 2009)

•	Become Top 3 player globally

•	Gain market share and attract talent while others divest

•	Leverage JPM’s firmwide client franchise (Global Sales teams, Commercial Banking and Private Bank) to offer more commodity and structured products to corporate and investor clients

•	Expand principal investing

•	Build out physical capabilities in Asia

8

Growth — Prime Services

INVESTMENT BANK

2008 Progress

•	Successfully integrated activities across institutions

•	Record growth in clients and revenue

•	BSC contributed ~$500mm in revenue in 2008

•	Doubled the number of $1B+ AUM clients from June to December

•	Customer balances back up to h-BSC peak levels on a market-adjusted basis

•	4th year of double-digit F&O revenue growth

Client Equity ($ in billions)

Best in Class in OTC, Derivatives, Prime Brokerage

2009 Priorities

•	Align Prime Services across 2 themes:

•	Securities Prime Brokerage & Finance

•	Futures & Options and OTC Clearing

•	Expand Prime Brokerage internationally

•	Concentrate on $1B+ client relationships

•	Make significant investments in technology across the platform

•	Track regulatory developments in hedge fund industry

•	Maintain focus on risk and balance sheet management

9

Growth — capitalizing on the firmwide platform

INVESTMENT BANK

IB Net Revenue Share ($ in millions)

•	CB: Gross IB revenue from CB clients of $966mm

•	21% CAGR since 2005

•	Target of $1B now reached

•	T&SS: FX revenue from T&SS cross-sell up 59% YoY

•	Global Corporate Banking JV between IB and T&SS posted 15% YoY revenue growth

•	Double-digit revenue growth

•	Strong global pipeline

•	Asset Management/Private Bank: Although revenue share marginally down YoY, strong collaboration continues with:

•	IB Referrals to Private Bank/Private Wealth Management up 18% YoY

•	Benefit from BSC merger

10

Discipline — strong progress since the Bear Stearns merger

INVESTMENT BANK

Gross Assets ($ in billions)

Basel I RWA ($ in billions)

Adjusted Assets ($ in billions)

•	$33B of allocated capital

•	IB TCE to total assets ratio is at high end of peers’ IB segments

Note: 1Q08 asset tables represents average h-JPM balances plus March month end balance for h-BSC; 2Q08 pro forma asset tables represents averages for both h-JPM and h-BSC; Basel I RWA includes estimate of BSC at 3/31/08

11

Discipline — meaningful reduction in exposure

INVESTMENT BANK

2008 Exposure Reduction ($ in billions)

Exposure ($ in billions)

	Combined
	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08
Leveraged Lending, Market Value	$24.5	$21.9	$12.9	$9.1	$6.9
Mortgage-related	48.2	41.7	33.0	18.6	14.7

Total	$72.7	$63.6	$45.9	$27.7	$21.6

Note: 2007 exposure represents h-JPM exposure at 12/31/07 combined with Bear Stearns exposure at merger. Leveraged loan exposure shown represents market value

12

Credit risk management overview

INVESTMENT BANK

Bank Risk Manager of the Year Risk, January 2009

Credit Process

13

Portfolio is largely investment grade and well-diversified

IB traditional credit exposure of $325B was 26% drawn at year end 2008

INVESTMENT BANK

Credit Rating

Maturity Profile

Sector Diversification

14

Level-setting 2008 loan portfolio measures

INVESTMENT BANK

•	IB credit metrics show some weakening but remain below historical peaks with a strong allowance coverage ratio

Average IB Loans ($ in billions)

Nonperforming Loans ($ in millions)

Credit Costs ($ in millions)

Allowance Coverage Ratio (%)

Note: Loan balances for 2000-2002 are presented on a combined basis for JPM IB loans and Bank One Corporate Banking loans ex. Commercial Real Estate loans; prior to 2002, HTM/HFS loan split was not available. 2002 credit costs are pro forma for Bank One. Nonperforming loans and allowance coverage ratio for 2000-2002 and Credit Costs for 2000-2001 represent h-JPM only for commercial loans. Loan balance, Credit Costs, NPLs and allowance ratio for 2003-2004 are pro forma for Bank One.

15

Financial performance target

INVESTMENT BANK

•	Continue to have an industry-leading ROE

•	Stretch target of 20% ROE through the cycle

•	Normalized 2008 ROE in the mid-teens

•	Acknowledge difficulty to achieve in near-term; longer-term plan to get there by:

•	Maintaining market share gains

•	Investing in top growth initiatives

•	De-leveraging and reducing capital over time

•	Capital base of $33B driven by current market conditions and convergence of economic and Basel II capital models

•	Reduced ROE volatility would also be valued by shareholders

16

What can you expect from J.P. Morgan’s Investment Bank?

INVESTMENT BANK

•	Leading market share achieved through client focus

•	Investment in growth — e.g., Commodities, Emerging Markets, Prime Services, and Principal Investments

•	Opportunistic investing driven by market conditions

•	Disciplined approach to capital, expenses and headcount

•	Ensure we are sized appropriately

•	Conservative approach to risk management, credit reserving and valuation

•	Complete Bear Stearns integration and achieve additional noncomp expense benefits

•	Technology, infrastructure

•	Strive for industry-leading ROE

17

FEBRUARY 26 , 2009

DERIVATIVES

Bill Winters, Investment Bank Co-Chief Executive Officer

Agenda

DERIVATIVES

Page
Derivatives at JPM	1

•	Questions we will try to answer

•	How important are derivatives to JPM?

•	How does JPM manage risks associated with our derivative activities?

•	What key themes are emerging in the changing derivatives landscape?

Some detail on current myths and misconceptions	27

1

Derivatives are widely used by 90% of large companies

DERIVATIVES AT JPM

What do we mean when we say derivatives?	• “A contract whose value is based upon the performance of an underlying financial asset, index, or other investment.” ~ Barron’s Dictionary of Finance and Investment Terms
• Derivatives are commonplace and generally standardized products referencing major markets like USD interest rates, FX rates, corporate credit indexes or commodity prices

Who uses derivatives?	• Large corporations (>$2B in sales) are highly dependent on OTC FX and interest rate derivatives. 66% used FX hedges and 45% used rate hedges[1]. Mid-size corporations are similarly active
• Extensive use by Governments, Agencies and Supranationals both to manage risk and lower the cost of capital
• Derivative dealers and asset managers use derivatives as risk hedging tools and as part of market making activity

What are derivatives used for?	• Allow companies to mitigate volatility in non-core activities, such as changes in FX rates and interest rates
• Allow companies to reduce their cost of capital
• Allow investors to gain specific exposure profiles to suit their investment objectives and risk tolerances
• Client problems range from simple to complex; derivative solutions can come in many forms: flow or exotic in various asset classes

[1]	Per 2009 Greenwich Associates survey

2

Derivatives have many uses but we can simplify down to four categories

DERIVATIVES AT JPM

	Risk Management	Defensive Investing	Leveraged Investing	Professional / Liquidity

Overview	Derivatives mitigate or transform clients’ exposures to interest rates, currencies, etc.	Derivatives are used to make investments which provide the opportunity for gains while protecting from loss (e.g., capital protection)	Derivatives are used to provide leveraged returns on invested capital - both upside and downside	Trading between dealers and other dealers or other professionals to distribute risk to the market

Typical clients	• Clients with specific business need • Corporations • Financial institutions • Governments	• Investor clients • Asset managers • Pension funds • High Net Worth investors (via distributors)	• Investor clients • Hedge funds • Asset managers • Prop traders	• Other broker/dealers

Example products	• FX forwards • Interest Rate Swaps • Credit Default Swaps • Deal contingent customized payouts	• Collars • Principal protected structured notes	• Options (uncovered) • Swaps • Binary payouts • Correlation trades	• All flow products • Structured products

Demand outlook[1]

3

Derivative products generate a meaningful part of JPM’s revenue and profits

DERIVATIVES AT JPM

2006-2008 JPM Firmwide Revenue

Source: Average revenue 2006-2008

2006-2008 Derivative Revenue by Client Sector

Source: Average client revenue 2006-2008

2006-2008 Derivative Revenue by Asset Class

Source: Average revenue 2006-2008:

2006-2008 Derivative Revenue by Client Credit Rating

Source: Average client revenue 2006-2008

4

Derivatives are also a core component of JPM’s RWA, economic capital and balance sheet

DERIVATIVES AT JPM

FY 2008 JPM Firmwide Risk Weighted Assets

Source: Average quarterly RWA

FY 2008 JPM Firmwide Assets

Source: Average daily 3rd party assets

FY 2008 Derivative Receivables by Duration

Source: Average quarterly gross receivables

5

JPM is one of the significant dealers in derivatives

DERIVATIVES AT JPM

Trading Assets - Derivatives Net Receivables ($ in billions)

Source: Firms 10-Q/10-K/6-K; DB 4Q Investor presentation US GAAP equivalent

Note: Net of Fin 39 netting and cash collateral; End of period balances

[1]	Significant 2008 increase due to impact of BSC, $18B at the end of May 2008
[2]	DB derivatives net receivables on US GAAP pro forma - €107B for 3Q08

6

JPM manages the risks associated with derivatives along six dimensions

DERIVATIVES AT JPM

1	Market	Exposure to an adverse change in the market value of financial instruments caused by a change in market prices or rates

2	Counterparty Credit	A counterparty’s inability to make payments or otherwise perform under its contracts with JPM leading to direct credit exposure as well as open market risk positions

3	Operational	Operational errors, omissions and processing backlogs, resulting in financial loss

4	Liquidity	Liquidity calls arising from a credit downgrade, counterparty defaults or through mismatched cash flows

5	Legal	Risk that contractual terms will be unenforceable, including due to suitability issues or other claims by the counterparty

6	Reputational	Risk to JPM’s reputation because of its association with a transaction that is perceived to reflect inappropriate accounting, tax positions or regulatory arbitrage by our counterparty or mis-selling on the part of JPM

7

1

JPM uses six core tools to measure and manage market risk

DERIVATIVES AT JPM

Stress testing	• Large number of stresses across all asset classes • Combined in many ways to search for vulnerabilities • Useful for understanding non-linear exposures

VaR	• Potential loss from simulated historical market moves based on worst days over the last year • Useful for understanding risks within a range

Sensitivities to market variables	• Sensitivities to a wide spectrum of risk parameters • Aggregation of key sensitivities enables early identification of concentrated positions • Useful complement to VaR and stress testing

Risk Identification for Large Exposures (RIFLEs)

•   Identification of potential losses arising from idiosyncratic events (e.g. unexpected tax legislation, change in law)

•   Scenarios developed by independent risk functions as well as business – self assessment

P&L drawdown	• Losses from P&L drawdowns by business and sub-business monitored daily and subjected to limits • Useful in early identification of problems

Risk-adjusted return	• New and existing products or trade opportunities reviewed to understand risk-adjusted returns to ensure they meet appropriate hurdles • Many of the problems we avoided were caught by these analyses

8

Stress Testing Deeper Dive: focus on JPM’s dealer exit scenario

DERIVATIVES AT JPM

•	We have deliberately constrained our trading books to reduce the potential financial risk identified by our Dealer Exit scenario

•	This estimates the impact on the market price of certain derivatives following the exit of a large market participant (e.g. dealer or hedge fund)

•	Focused historically on the structured and exotic risk books where dealers tend to share position concentrations. Extended to include other less liquid positions thought to be commonly held

•	These market risk scenarios are incorporated within firmwide stress analyses and measured against limits

•

We have an additional process for measuring contingent market risks to potential counterparty failure. Quantifies re-hedging needs by asset class and business, highlighting concentrated exposures that are likely to move against us in the event of a dealer exit (Wrong-Way Risk)

•	Connected process to ensure operational risk from counterparty default is appropriately managed

9

JPM’s risk management has proven to be robust and critical to avoiding the largest issues to date

DERIVATIVES AT JPM

	Structured Investment Vehicles (SIV)	ABS Super Senior

Issues

•   SIV sponsor banks provided liquidity back-stops to their SIV’s, effectively transferring the risk back to the bank in falling markets

•   Fees for back-stops were not sufficient to compensate for risks

•   Sponsoring SIV’s carried reputation risks that induced banks to consolidate and bail out their funds

•   ABS Super Senior structures presented true tail risk

•   Such risks are difficult to hedge and losses can ramp up very quickly

•   Market initially under-priced risks inherent in the structures

•   High volume of deal flow created potential for concentrated risk positions

Lessons / Actions

•   Detailed due diligence to avoid transactions with low returns and potential of outsize losses (low return/fat tail)

•   Appropriate limits set to avoid risk concentrations

•   Avoided material loss as a result of limits, diligence and return discipline

•   Treat sponsored funds and products as if they remain on our own balance sheet

10

However, smaller losses did occur in specific areas

DERIVATIVES AT JPM

	Worst-Of Basket Options	Muni/Libor Spreads	Corporate Currency Hedges

Issues

•   Options with payout based on the worst performing stock from a pre-selected basket

•   High exposure to correlation of price movements of stocks within the basket

•   Crowded trades - many dealers had similar positions, increasing hedge costs and exacerbating market movements

•   Exposure to the ratio of Muni to Libor rates through client-related transactions

•   Relationship of Muni and Libor spreads changed and unexpectedly traded through natural arbitrage levels

•   Counterparties to hedges had concentrated positions to Muni/Libor ratio leading to defaults and losses for JPM

•   Corporate clients undertaking sophisticated FX hedging strategies

•   High volatility in underlying currencies resulting in large P&L swings

•   Incomplete understanding of client motivation for trading strategy

•   Incomplete understanding of full size of client positions with other dealers

Lessons	• Reset limits to be more in line with risk characteristics of structures • Pricing changed to fully reflect all risks	• Do not assume that natural price boundaries cannot be breached • Improve scenario analyses to capture potential for counterparty concentration	• Insist on full understanding of client’s trading motivations and positions • Improve stress testing to capture breakdown of historically stable price relationships

11

Some derivatives can be complex to value; these are disclosed as Level 3 assets in our financial statements

DERIVATIVES AT JPM

3Q08 Level 3 Assets as a Percentage of Total Assets

($ in billions)

	C		MS		MER		JPM		GS		DB1		BAC
Level 3 Assets	173		78		61		145		68		130		71
Level 3/TCE	3.93	x	2.56	x	2.46	x	1.68	x	1.82	x	3.84	x	1.54	x

•	Valuations are typically derived using financial models or require illiquid/difficult to observe market data

•	Inherent uncertainties in such processes are managed through the use of Fair Value Adjustments (FVA)

•	Model review is also a key part of the overall risk and control framework for these products

Source: Company 3Q 10-Q/6-K

[1]

Deutsche Bank reports under IFRS, and is not directly comparable to the other US GAAP reporting firm; Level 3 assets are “held at fair value which are measured using valuation techniques with unobservable parameters”

12

2

Measurement and mitigation of counterparty credit risk at JPM

DERIVATIVES AT JPM

Measure

•	Notional is a reference amount and not a good gauge of risk exposure

•	Mark-to-market exposure is the current value of a derivative contract and is a key measure

•	Other measures estimate future changes in exposure such as loan equivalent and near-worst-case exposure

Mitigate

•	Establish global counterparty-specific credit lines

•	Transactions with a single counterparty under a Master Netting Agreement are netted in case of default

•	Require counterparties to post collateral in most cases, offsetting losses if a counterparty defaults

•	Mark exposures to market and ‘reserve’ against possible credit losses based on expected exposure (Credit Valuation Adjustment or CVA)

•	Purchase hedges (CDS) from high quality counterparties to reduce risk where appropriate

•	In some cases, JPM has the ability to terminate early or call additional collateral should a counterparty’s credit deteriorate

13

Notional outstanding measures gives a misleading picture of counterparty exposure

DERIVATIVES AT JPM

JPM Gross Derivative Counterparty Exposure in 4Q08

•	Gross receivables measures current value of all transactions before taking account of netting

•

JPM can net its derivatives payables and receivables with a given counterparty, reducing the assets on its balance sheet and its counterparty credit exposure. We only assume netting works where we are highly confident based on law and precedent

14

Through effective use of collateral, JPM reduces its counterparty exposure by almost half

DERIVATIVES AT JPM

JPM Net Derivative Counterparty Exposure in 4Q08 ($ in billions)

•

85%+ of counterparties (including most financial institutions) are required to post collateral daily, reducing JPM’s credit risk, even in times of market volatility. We remain exposed to “gap risk” (i.e. sudden change in market value without ability to re-hedge) which we monitor and limit

•	Governments, Supranationals and some corporations are not typically collateralized

[1]	Other high quality includes low risk counterparties, including senior or preferred positions in special purpose entities

15

Generic example of counterparty netting and collateral

DERIVATIVES AT JPM

Client Trades to Receivables Net of Cash Collateral

•	All client trades in this example are covered under an ISDA Master Agreement, allowing receivables and payables to offset

•	Cash collateral

•	Cash balances held at JPM

•	No haircut applied to cash $100 of cash collateral reduces net receivables by $100

•	Non-cash collateral

•	Highly liquid, marketable securities

•	Almost exclusively G7 Government securities and Agency securities

•	Haircut applied (1-25%+)

•	A 10% haircut means that $100 of collateral reduces net receivables by $90

16

Specific example client netting and collateral

DERIVATIVES AT JPM

Example Client JPM Gross Derivative Counterparty Exposure in 4Q08 ($ in millions)

•	Large, very high quality counterparty with diverse trade profile

•	Fully collateralized with significant netting benefits

•	Additional CVA reserve $1.3mm (zero current exposure but reserve protects against changes before new collateral is posted)

[1]	Derivatives receivables cannot be less than $0; ($1mm) reflects over collateralization from client

17

JPM’s counterparty credit risk is concentrated with investment grade clients and hedge fund exposure is more than fully collateralized

DERIVATIVES AT JPM

JPM Investment Bank Credit Exposure

Source: Non Deriv = Total Traditional Credit Product, Deriv = Gross MTM as of Dec 31, 2008

Derivative Exposure by Client Credit Rating

Source: Gross MTM as of Dec 31, 2008

Derivative Exposure by Client Sector

Source: Gross MTM as of Dec 31, 2008

Top Hedge Fund Clients by Derivative Receivables ($mm)

Client	Net receivables	Collateral posted	Net exposure
Hedge fund A	$1,408	$2,503	$(1,095)
Hedge fund B	245	333	(88)
Hedge fund C	180	251	(71)
Hedge fund D	155	221	(66)
Hedge fund E	$150	$358	$(208)
Total	$2,138	$3,666	$(1,528)

All Hedge funds	$9,555	$15,776	$(6,221)

Note: Negative net exposure reflects over-collateralized counterparties

Source: As of Dec 31, 2008

18

JPM utilizes credit valuation adjustment (CVA) to ‘reserve’ against counterparty credit losses from derivatives, with significant strengthening of ‘reserves’ in 2008

DERIVATIVES AT JPM

Counterparty Risk Reserve ($ in billions)

•	CVA increased because:

•	Large increases in transaction mark-to-market values resulting in more counterparty credit exposure

•	Counterparty credit spreads widened

•	Underlying volatility increased, increasing expected future credit exposure

19

CVA sensitivities: CVA increases as deals become more in the money and as counterparty credit spreads widen

DERIVATIVES AT JPM

CVA Example with an A+ Rated Counterparty ($ in millions)

•	Client positions

•	Client trades did not change Dec 07 to Dec 08

•	2 USD interest rate swaps, one 5 yr and one 8 yr

•	The large increase in CVA, in this case, is mostly driven by the large credit spread widening

[1]	5 year CDS spread

20

3

JPM maintains robust operational risk management to cope with increasing volumes

DERIVATIVES AT JPM

Key Operational Metrics ($ in thousands)

Source: 2002-2006 Zyen survey, 2007-2008 JPM internal reporting

[1]	Assumes recorded errors reference trades processed in given year

Operational Risk Management

•	Rapid growth in trade volumes has outpaced industry investment in operational infrastructure, driving:

•	Confirmation backlogs

•	Operational errors

•	Increased pressure on JPM operational environment

•	Credit events and bankruptcies

•	Volatile market conditions

•	Bear Stearns integration

•	Error levels improved from 2002 to 2008 on a relative basis from 0.13% to 0.009% of total trade volumes

•	Significant number of credit events (12) in 2008

•	221,977 additional cash flows processed through JPM systems

•	Already 7 credit events in the first two months of 2009, well within JPM’s processing capacity

•	BSC integration added approximately 300k (external) transactions to JPM’s books (30% increase to JPM’s external book) as of March 2008

21

JPM continues to be a leader in processing OTC confirmations

DERIVATIVES AT JPM

Total Industry Monthly Confirmable Trade Volume

•	From Jan 2008 to Jan 2009:

•	Total industry confirmation volume i 7%

•	JPM confirmation volume h 46%

•	Despite increased market share and the Bear Stearns integration, JPM is again outperforming

Source: Markit monthly data

22

4

Liquidity risk

DERIVATIVES AT JPM

Derivative Liquidity Risk: Two Common Examples

Credit Rating Downgrade

•

The impact of a single-notch ratings downgrade to JPMorgan Chase Bank, N.A., from its rating of “AA-” to “A+” at December 31, 2008, would have required $2.2 billion of additional collateral to be posted by the Firm. A downgrade to BBB- would increase the collateral callable to $6.4B

Mismatched cash flows

•	Some contracts have receipts and payments of cash occurring at different points over the life of the trade, with the potential to cause liquidity drains at key times.

This is tracked

23

5/6

Legal and reputational risk

DERIVATIVES AT JPM

Legal Risk

In-depth internal legal review of new or non-standard contracts or counterparties

•	Due diligence performed on counterparties’ power and authority to enter into the derivative contract

•	Normally governed under New York or English law and submitted to relevant courts for disputes

Reputational Risk

Robust Reputation Risk Management process

•	Transactions may be triggered for further review for several reasons:

•	Nature of transaction - complex, risky, tax or accounting motivation etc.

•	Profitability - overly high or low

•	Unusual legal jurisdiction

•	Other relevant factors

•	Such reviews are conducted by our Reputation Risk Committee

•	Comprised of senior risk and control officers of the firm along with senior business leaders (providing a peer review)

•	Final approval for such transactions is provided by this group

24

The derivatives landscape is changing; several key themes are emerging (1 of 2)

DERIVATIVES AT JPM

Proposition	Thesis	JPM View
All derivatives should be traded on exchanges

•   Exchanges improve the transparency of prices, open interest and operational ease of processing contracts

•   Exchanges are more easily regulated and impose mechanisms to ensure orderly trading (e.g. circuit breakers)

•   Most liquid and transparent markets are not on exchanges (FX, US Treasuries, etc.)

•   OTC markets allow precise transfer of risk tailored to clients’ requirements, unachievable through standardized exchanges

•   Exchange margin requirements are not appropriate for some clients–set to lowest-quality participant

•   Existing OTC products on exchanges are rarely used by clients (e.g. interest rates swaps on CME)

•   OTC markets provide an effective “incubator” function for developing new markets and products

•   OTC markets often offer lower execution cost

All derivatives should settle though a clearing house	• A clearing house decreases the systemic risk from a counterparty failure

•   JPM and other key derivative market players strongly support a clearing house for highly standardized and highly liquid derivatives

•   Automates trade confirmation and current process of netting between largest derivatives dealers

•   Counterparty risk becomes an extremely unlikely (but possible) event - default of the clearing house

•   Bilateral clearing works very well for non-standard contracts that clearing houses cannot accommodate

25

The derivatives landscape is changing; several key themes are emerging (2 of 2)

DERIVATIVES AT JPM

Proposition / Issue	Thesis	JPM View
Growing volume of derivatives has become too large to manage and should be limited

•   The OTC Derivatives market has grown rapidly in recent years

•   Each contract requires bilateral negotiation and confirmation

•   Greatly increased cash flow processing, particularly on key payment dates (e.g. quarterly settlement of CDS contracts)

•   Continuing efforts to reduce number of outstanding trades:

•   Industry CDS notional reduced from $60T to $28T in 2008

•   Bilateral unwinds or multilateral tear-ups

•   Industry aged outstanding confirmations down 61% over the last 12 months

•   Progress towards automation of confirmation process

Credit event processing operationally overwhelmed the derivatives industry	• Prior to 2008 there had been few significant credit events, while the volumes of CDS contracts grew exponentially • Investment in operational infrastructure did not keep pace with this growth

•   12 major credit events in 2008; 7 in the first two months of 2009, with more likely

•   The recent large upswing in credit events has shown that the industry has coped well

•   ISDA auction mechanism worked in all cases and the industry and regulators are working together to drive down processing times and other backlogs

Short CDS selling should be banned	• Aggressively shorting certain names through CDS can rapidly increase the funding cost of the underlying borrower and increase the chance of financial distress or bankruptcy

•   ‘Shorting’ in the CDS market is the only way to hedge counterparty credit risk though a liquid financial instrument in an efficiently priced market

•   CDS market provides valuable price discovery function for the credit markets

•   Market manipulation should be prevented in every market, including CDS

26

Agenda

DERIVATIVES

Page
Derivatives at JPM	1

Some detail on current myths and misconceptions	27

•	Could the CDS market withstand a credit event on major dealers?: Case study of the Lehman Brothers Holdings Inc. (“LEH”) default

•	Were credit derivatives responsible for the fate of American International Group, Inc. (“AIG”)?

•	What are the benefits of derivatives?

27

Could the CDS market withstand a credit event on a major dealer?

Case study of the LEH default

SOME DETAIL ON CURRENT MYTHS AND MISCONCEPTIONS

Details Around CDS Referencing LEH

•	Pre-auction market speculation on the outstanding CDS referencing LEH grossly overestimated net payments by sellers of CDS protection

•	Payments from sellers of CDS protection were a fraction of the estimated $101B in value destruction for LEH bondholders

•	CDS on LEH successfully settled less than 6 weeks after the bankruptcy filing, through the DTCC auction, also helped by the high levels of collateralization in the market

Note: LEH senior bonds assume 8.625% recovery rate; LEH gross CDS notional and CDS losses (91.375% of notional paid) per DTCC summary of CDS auction

28

Top five recent bankruptcies show that payments from sellers of CDS protection are far less than bondholder losses

SOME DETAIL ON CURRENT MYTHS AND MISCONCEPTIONS

Recent Bankruptcy Bond Loss Versus Payments from Sellers of CDS Protection ($ in billions)

•	Recent bankruptcies have illustrated that the payments from sellers of CDS protection are far less than the losses to senior bond holders

•	Notional outstanding grossly overstates the net market position

Sources: Senior bonds outstanding: J.P. Morgan Research; CDS outstanding: DTCC auction data; Bond/CDS recovery rates: DTCC auction data

Note: Icelandic banks include Landsbanki, Glitnir and Kaupthing; bondholder losses assume recovery rate achieved in CDS auction; LyondellBasell includes bank loan; Tribune includes all senior unsecured debt, including bridge facility

[1]	Washington Mutual refers to Washington Mutual Inc.

29

Were credit derivatives responsible for the fate of AIG?

SOME DETAIL ON CURRENT MYTHS AND MISCONCEPTIONS

AIG Financial Products Notional and Losses from Credit Derivatives

AIG Loss Drivers

•	AIG was a significant seller of protection on sub-prime mortgage-related asset- backed securities, including mortgage related CDOs

•	When the mortgage market experienced higher-than-expected losses, these positions experienced significant losses

•	This underestimation of mortgage defaults resulted in similar catastrophic losses in many banks through loans rather than derivatives (e.g. WaMu)

•	Material losses were incurred in an unregulated entity

•	External observers did not note (or were not able to note) increasing exposures

•	As losses emerged, the company faced a credit downgrade, triggering additional collateral calls

Source: AIG Credit Presentation; AIG Financial Products Super Senior CDS portfolio, data as of September 30, 2008; 10-Q/K

30

Derivatives play a useful and necessary role in financial markets

SOME DETAIL ON CURRENT MYTHS AND MISCONCEPTIONS

Benefits of Derivatives

Necessary for Risk Management

•	The vast majority of large corporations use derivatives to manage non-core business risks (e.g. changes in FX rates, interest rates, changes in commodity prices)

•	Allows management to focus time on key business objectives

•	Reduces uncertainty in financial planning, capital management, and borrowing costs

Efficient and Cost Effective

•	Corporate credit derivatives are particularly efficient, as they are the most liquid instruments available to manage exposure to credit risk

•	Corporate credit derivatives enable lenders to hedge corporate credit risk, lowering the cost of capital for borrowers and freeing up greater lending capacity to drive the economy

•	The corporate CDS markets have remained more liquid than bond markets in recent stressed periods, providing a valuable price discovery mechanism for corporate credit

Necessary for effective investing and asset management

•	Derivatives allow investors and asset managers to take exposure to particular companies and markets with the ability to quickly change that exposure in a cost-effective way

•	Retirement and pension funds use derivatives to manage the risk associated with their liabilities

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In conclusion…

SOME DETAIL ON CURRENT MYTHS AND MISCONCEPTIONS

•	The derivatives industry continues to play an important role in capital markets and the overall economy for the foreseeable future

•	Clients will still need to manage risk

•	J.P. Morgan remains committed to its derivatives franchise

•	J.P. Morgan and the industry will continue their focus on managing the risks from derivatives

•	Continue to develop leading risk management framework and governance structure

•	Incorporate the recent lessons and continue to be a leader in managing risk

•	The industry landscape is changing and JPM is committed to help:

•	Improve transparency

•	Maintain discipline

•	Improve operational efficiency

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